As filed with the Securities and Exchange Commission on March 20, 2006

1940 Act File No. 811-21259

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

1940 Act File No. 811-21259

(Check appropriate box or boxes)

☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 4

GMAM ABSOLUTE RETURN STRATEGIES FUND, LLC

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 15th Floor

New York, NY 10153

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 418-6150

David Hartman, Esq.

General Motors Investment Management Corporation

767 Fifth Avenue, 15th Floor

New York, NY 10153

(Name and Address of Agent for Service)

This Registration Statement is being filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), because these interests will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Registrant.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the Confidential Memorandum which follows.

THIS CONFIDENTIAL MEMORANDUM IS PRESENTED EXCLUSIVELY BY GENERAL MOTORS TRUST COMPANY AND IS NOT TO BE COPIED OR OTHERWISE REPRODUCED. IF THE NUMBER BELOW DOES NOT APPEAR IN RED, THERE IS A PRESUMPTION THAT THIS CONFIDENTIAL MEMORANDUM HAS BEEN IMPROPERLY REPRODUCED AND CIRCULATED.

GMAM ABSOLUTE RETURN

STRATEGY FUND I

Confidential Memorandum

March 20, 2006

Recipient Name

______________________________

Memorandum Number

______________________________

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GMAM ABSOLUTE RETURN STRATEGY FUND I

March 20, 2006

Dear Potential Investor:

This confidential memorandum (the “Confidential Memorandum”) offers interests (the “Interests”) in GMAM Absolute Return Strategy Fund I (the “Fund”), a series of GMAM Absolute Return Strategies Fund, LLC (the “Company”). These Interests are not insured by the Federal Deposit Insurance Corporation or any other government agency or guaranteed by any bank. The Interests are subject to investment risks, including the possible loss of the full amount invested.

The Interests have not been, and will not be, registered under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state of the United States. The offering contemplated by this Confidential Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering and analogous exemptions under state securities laws.

This Confidential Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of Interests in any jurisdiction where such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund or the Company that are inconsistent with those contained in this Confidential Memorandum. Prospective investors should not rely on any information not contained in this Confidential Memorandum.

Prospective investors should not construe the contents of this Confidential Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such investor.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the limited liability company agreement with respect to the Company and the Fund, the 1933 Act and applicable state securities laws. Investors should be aware that they may be required to bear the financial risks of this investment for a substantial period after a repurchase request has been made by an investor.

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Interests or passed upon the adequacy of the disclosure in this Confidential Memorandum. Any representation to the contrary is a criminal offense.

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I. SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the limited liability company agreement with respect to the Fund and the Company (the “Company Agreement”), each of which should be read carefully and retained for future reference by any prospective investor.

THE FUND.

GMAM Absolute Return Strategy Fund I is the initial series of GMAM Absolute Return Strategies Fund, LLC, a Delaware limited liability company formed June 13, 2001 that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Company, which is authorized to divide its interests into multiple series, is a specialized investment vehicle that may be referred to as a “registered private investment fund.” It is similar to an unregistered private investment fund in that (i) limited liability company membership interests in the Fund (“Interests”) will be sold generally in large denominations in private placements to institutional and high net worth individual investors and will be restricted as to transfer, (ii) the Fund’s underlying portfolio may be more aggressively managed than other investment companies and (iii) the capital accounts of persons (“Members”) who purchase Interests will be subject to an asset-based management fee. Unlike a private investment fund, but like other registered investment companies, the Company has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program and to facilitate investment in private investment funds by investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). However, unlike certain registered investment companies, the Company has not chosen to register its Interests under the 1933 Act because the Interests will be issued in transactions intended to be exempt from such registration.

MANAGEMENT.

The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with respect to the Fund with General Motors Investment Management Corporation (the “Adviser”) whereby the Adviser provides investment advice to the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2005, the Adviser had more than $163 billion in assets under its management. The Fund is the first and is currently the only registered investment company managed by the Adviser. John S. Stevens, Managing Director – Absolute Return Strategies, is Portfolio Manager of the Fund and is responsible for the day-to-day management of the Fund. Mr. Stevens had been a Co-Portfolio Manager of the Fund since March 18, 2003, and became sole Portfolio Manager in April 2005. The Adviser is a wholly owned subsidiary of General Motors Asset Management Corporation and an indirect wholly-owned subsidiary of General Motors Corporation (“General Motors”). Headquartered in Detroit, Michigan, General Motors’ and its subsidiaries’ primary operations are in the motor vehicle products industry. General Motors also has financing, insurance and telecommunications operations. (See “The Adviser”)

The Board of Managers of the Company (the “Board of Managers”) has overall responsibility for the management and control of the operations of the Company. Managers are appointed pursuant to the terms of the Company Agreement. Any vacancy on the Board of Managers may be filled by the remaining Managers except to the extent the 1940 Act requires the election of Managers by Members. A majority of the Managers are not “interested persons” (as defined by the 1940 Act) of the Company (the “Independent Managers”). (See “Board of Managers” and “Voting”)

Following the initial term of the Investment Advisory Agreement, the Investment Advisory Agreement may be continued in effect from year to year thereafter if the continuance is approved annually by the Board of Managers, including a majority of the Independent Managers. The Board of Managers or a majority of outstanding voting securities of Members may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser.

INVESTMENT PROGRAM.

The Fund’s primary investment goal is to provide investors with exposure to a broad-ranging, multi-manager portfolio of private investment funds (“Investment Funds”) not registered under the 1940 Act with the aim of delivering returns having relatively low volatility and relatively low dependence on movements in major equity and bond markets. As discussed below, this objective is pursued principally through a multi-strategy program of investment in a diverse group of Investment Funds which invest or trade in a wide range of equity and debt securities, derivatives and currencies and which the Adviser considers to be appropriate for an “absolute return” strategy. Generally speaking, an “absolute return” strategy refers to a broad category of investment approaches that attempt to deliver positive returns that are not highly correlated with the performance of major equity, bond, or commodities markets. The Fund’s “absolute return” strategy emphasizes investment managers (“Investment Managers”) that attempt to capitalize on various market inefficiencies and/or mispricings while hedging certain investment risks that are deemed by them to be undesirable. “Absolute return” does not, however, connote either continuously positive returns, non-fluctuating returns or returns greater than those of major equity or debt market indices. Rather, there may be periods of negative returns (in an absolute sense and/or in relation to major equity and/or debt market indices) and returns, whether positive or negative, may fluctuate over time, sometimes widely.

Investment Managers are selected by the Adviser based on their experience or expertise in a particular investment strategy or strategies. John S. Stevens, Managing Director – Absolute Return Strategies, is responsible for the day-to-day management of the Fund’s portfolio, subject to such policies as may be adopted by the Board of Managers. The Adviser selects Investment Managers on the basis of various criteria, generally including, among other things, an analysis of (i) the Investment Manager’s performance during various time periods and market cycles, (ii) the Investment Manager’s reputation, experience and training, (iii) the Investment Manager’s articulation of, and adherence to, its investment philosophy, (iv) the presence and deemed effectiveness of the Investment Manager’s risk management discipline, (v) the structure of the Investment Manager’s portfolio and the types of securities or other instruments held, (vi) the Investment Manager’s fee structure, (vii) on-site interviews of the Investment Manager’s personnel, (viii) the quality and stability of the Investment Manager’s organization, including internal and external professional staff, (ix) the comparison of the Investment Manager to its peers, (x) the Adviser’s expectation that the Investment Manager will produce consistent returns in a particular investment strategy and (xi) whether the Investment Manager has a substantial personal investment in the investment program it pursues. Not all of these factors will be considered with respect to each Investment Manager, and other criteria may be used.

The Fund currently intends to invest its assets primarily in Investment Funds; however, the Fund also may invest a portion of its assets directly with Investment Managers pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Fund’s assets, separate Investment Funds, which would be managed by one or more of the Investment Managers, may be created by or for the Fund. Generally, with respect to any such Investment Fund, an Investment Manager will serve as investment adviser, and the Fund will be the sole investor. (Investment Managers for which such an Investment Fund is formed and Investment Managers that manage assets directly for the Fund on a managed account basis are collectively referred to as “Subadvisers”.)

The Fund’s investment in an Investment Fund (other than one organized by or for the Fund) ordinarily will be limited to 5% or less of such Investment Fund’s outstanding voting securities absent rulemaking or other action under or with respect to the 1940 Act facilitating investment in a greater percentage (which ordinarily would not exceed 25%). However, to enable the Fund to invest more of its assets in Investment Funds deemed attractive by the Adviser, the Fund may also contractually forego its right to vote securities or purchase non-voting securities of Investment Funds. (See “Additional Risk Factors — Special Risks of Multi-Manager Structure”.)

The Fund may invest in short-term money market instruments pending the investment of assets in Investment Funds, to maintain the liquidity necessary to effect repurchases of Interests, to achieve volatility/risk targets or for other purposes.

The Adviser will evaluate each Investment Manager regularly to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance is satisfactory. There can be no assurance that an Investment Manager’s performance will be satisfactory. Thus, following this review and evaluation, the Fund’s assets may be reallocated among Investment Managers, existing Investment Managers may be terminated and additional Investment Managers may be selected, subject to the condition that retention of a Subadviser will require approval of the Board of Managers, including separate approval of the Independent Managers, and of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities unless the Fund receives an exemption from certain provisions of the 1940 Act.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (i.e., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and, in some cases, the amount of leverage that may be used. The Investment Managers utilized by the Fund may invest in a wide range of instruments and markets and may pursue various investment strategies. Although Investment Managers will primarily invest in equity and debt securities (domestic and foreign), they may also invest in instruments including, but not limited to various derivatives (including, but not limited to, futures, forwards, options, warrants, rights, swaps, caps and floors), private placements, and convertibles. In addition, the Investment Managers may sell securities short and use a wide range of other investment techniques. The Investment Managers generally attempt to add value by investing in one or more market niches but are typically not limited in the markets (either by location or type, such as large capitalization, small capitalization, or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis). The Fund intends to allocate its assets among Investment

Managers that utilize a variety of investment strategies and risk management techniques, with the objective of lowering the Fund’s overall risk (volatility) through diversification. The Adviser will allocate capital to strategies including, but not limited to, the following: Hedged Equity, Arbitrage, Relative Value, Distressed, Event-Driven, Loan Origination, and various other strategies. (See “Investment Program – Investment Strategy”).

The Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of an Investment Manager’s investment program and may involve certain risks. The Investment Managers and the Adviser may use leverage, which also entails risk. (See “Types of Investments and Related Risk Factors”) For purposes of the Fund’s investment restrictions and certain investment limitations under the 1940 Act, the Fund will “look through” to the underlying investments of any Investment Funds created by or for the Fund to facilitate management of the Fund’s assets by a Subadviser. (See “Investment Restrictions”) However, most of the Investment Funds in which the Fund invests are not subject to the Fund’s investment restrictions and, because they are not registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

ADMINISTRATOR.

The Fund has retained PFPC Inc. (the “Administrator”) to provide accounting and certain administrative services to the Fund. Fees payable to the Administrator for these services will be paid by the Fund. (See “Administrator”)

CUSTODIAN.

The Fund has retained JPMorgan Chase Bank (the “Custodian”) to serve as the custodian of the Fund’s assets. Fees payable to the Custodian for these services will be paid by the Fund. (See “Additional Information — Custodian”)

POTENTIAL BENEFITS OF INVESTING IN THE FUND.

An investment in the Fund will enable investors to invest with a group of Investment Managers whose services may not be available to such investors, or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. In addition, the Fund will offer the potential benefit of allocating its assets among a selected group of Investment Managers utilizing multiple strategies, which in the aggregate are intended to be in furtherance of the Fund’s investment objective. The Adviser expects that by allocating the Fund’s assets for investment by multiple Investment Managers, the Fund may reduce the volatility inherent in a direct investment with any single Investment Manager. An investment in the Fund also will enable investors to invest with a cross-section of Investment Managers without being subject to the high minimum investment requirements that Investment Managers typically impose on investors.

ALLOCATION OF PROFIT AND LOSS.

The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of Members at the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member’s investment percentage will be determined as of the start of a fiscal period by dividing the balance of the Member’s capital account by the sum of the balances of the capital accounts of all Members. (See “Capital Accounts and Allocations — Allocation of Net Profits and Net Losses”)

RISK FACTORS.

The Fund’s investment program is speculative and entails substantial risks. An investment in the Fund should be viewed as part of an overall investment strategy, not an investor’s sole investment. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the performance of the Investment Managers and the Adviser’s ability to select, allocate and reallocate effectively the Fund’s assets among them. Use by the Investment Managers and the Adviser of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses. Investors in the Fund could lose some or all of their investment. (See “Types of Investments and Related Risk Factors”)

As a non-diversified investment company, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund’s assets that may be invested in the securities of any single issuer other than issuers that are registered investment companies. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

Each Investment Manager generally will charge the Fund an asset-based fee, and some or all of the Investment Managers may be entitled to receive performance-based fees. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% annually of the net assets under their management, and the performance-based fees to the Investment Managers are generally expected to range from 15% to 25% of net profits. In addition, the Fund will pay the Adviser an asset-based fee for the management of the Fund. The Adviser may in its discretion or as required by applicable law reimburse or offset the fees incurred by a Member that has a separate advisory or other fiduciary relationship with the Adviser or its affiliates.

The potential to receive performance-based fees may create an incentive for an Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based fee. In addition, because a performance-based fee will generally be calculated on a basis that includes unrealized appreciation of an Investment Fund’s assets, the fee may be greater than if it were based solely on realized gains.

There are special tax risks associated with an investment in the Fund. (See “Additional Risk Factors — Distributions to Members and Payment of Tax Liability” and “Tax Aspects & ERISA Considerations — Tax Aspects”).

While the Fund intends to invest primarily with Investment Managers that have demonstrated expertise in one or more investment strategies, certain Investment Managers may have short operating histories. Although the Adviser intends to select Investment Funds using reputable administrators and accountants, neither the Adviser nor the Fund will have control over either the choice of custodians, brokers or other counterparties used by the Investment Funds or the valuation methods and accounting rules that they may follow. Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. (See “Types of Investments and Related Risk Factors” and “Redemptions, Repurchases of Interests and Transfers”).

The Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies such as mutual funds. Although the Adviser will receive information from or on behalf of each Investment Manager regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. In addition, for information about an Investment Fund’s net asset value and portfolio composition, the Adviser will rely on information provided by the Investment Managers, that, if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective and the accurate valuation of the Fund’s interest. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, and these strategies may involve risks under some market conditions that are not anticipated by the Adviser. The Fund’s interests in Investment Funds generally will be illiquid and subject to substantial restrictions on transfer, which may adversely affect the Fund were it to have to sell or redeem interests at an inopportune time.

An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may be higher than the Fund’s minimum initial investment requirement, could invest directly with the Investment Managers. By investing in Investment Funds an investor bears a pro rata portion of the fees and expenses of the Fund and also indirectly bears a pro rata portion of the asset-based fees, performance-based fees and other expenses borne by the Fund as an investor in the Investment Funds. Thus, by investing in the Investment Funds through the Fund, Members may bear multiple layers of fees and other expenses. Similarly, Subadvisers will generally charge asset-based fees and performance-based fees, which will be borne by the Fund and are in addition to the Adviser’s management fee.

Each Investment Manager will receive any performance-based fees to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager with positive performance may receive such compensation even if the Fund’s overall returns are negative.

Investment decisions are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Manager may be purchasing interests in an issuer whose interests are being sold by another Investment Manager. Consequently, it is possible that the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Because the Fund may make additional investments in or withdrawals from the Investment Funds only at certain times pursuant to limitations set forth in the governing documents of the Investment Funds, from time to time the Fund may have to invest some of its assets in money market or other short-term instruments and may be limited in its ability to timely withdraw from an Investment Fund or to raise cash to meet the Fund’s needs.

To the extent the Fund contractually forgoes its right to vote securities or purchases non-voting securities of an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund, including matters that could adversely affect the Fund’s investment in the Investment Fund.

Investment Funds may invest in equity securities such as common stock, preferred stock, and convertible securities. Equity securities fluctuate in value, often unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Investment Funds may invest in bonds, notes, debentures and other types of fixed-income securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity. To the extent an Investment Fund invests in non-investment grade debt securities (sometimes called “junk bonds”), these risks may increase.

Investment Funds may invest in securities of foreign issuers and in depositary receipts. Foreign securities markets generally are not as developed or efficient as those in the United States, and securities of foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Investments in foreign securities are also subject to risks generally not present in the U.S. such as varying custody, brokerage and settlement practices; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; less information regarding the foreign issuer or interpreting financial information prepared under foreign accounting standards; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; and other risks. (See “Types of Investments and Related Risk Factors — Foreign Securities”)

Investment Funds may be permitted to distribute securities and other assets in-kind to investors, including the Fund. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive assets that are illiquid or difficult to value. While the Adviser would seek to dispose of these assets in a reasonable manner, it may be restricted from or delayed in doing so.

Prospective investors in the Fund should review carefully the discussions under the captions “Types of Investments and Related Risk Factors” and “Additional Risk Factors” for other risks associated with the Fund and the Investment Managers’ styles of investing and a more detailed discussion of the risks outlined above. An investment in the Fund should only be made by investors who understand the nature of the investments, do not require more than limited liquidity in the investment and can bear the economic risk of the investment.

FEES AND EXPENSES.

Insofar as the Fund is concerned, the Adviser will bear all of its own costs incurred in providing investment advisory services to the Fund.

The expenses the Fund will bear include (i) certain costs and expenses related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in Investment Funds, (ii) certain costs and expenses associated with the registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws, (iii) the costs and expenses of holding meetings of the Board and any meetings of Members, (iv) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund or the Board of Managers including, without limitation, for purposes of preparing and updating the Fund’s 1940 Act registration statement, its offering document and subscription documents (the “Offering Materials”) and reviewing subscription and related documents, (v) the costs of printing the Offering Materials and distributing such Offering Materials to prospective investors, (vi) the fees of custodians and persons providing administrative services to the Fund, (vii) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board of Managers, (viii) all expenses of computing the Fund’s net asset value, including any equipment or services obtained for these purposes, (ix) all charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund and (x) such other types of expenses as may be approved from time to time by the Board of Managers. (See “Fees and Expenses”)

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a fee calculated monthly at the rate of 1/12 of 1.00% (1.00% on an annualized basis) of the net assets of the Fund and payable quarterly (the “Management Fee”). The Management Fee will be an expense of the Fund and will be reflected in each Member’s capital account (including the capital accounts of the Adviser and its affiliates, if any) as a reduction to net profits or an increase to net losses credited to or debited against each Member’s capital account. (See “Capital Accounts and Allocations”) The Adviser may in its discretion or as required by applicable law reimburse or offset the fees incurred by a Member that has a separate advisory or other fiduciary relationship with the Adviser or its affiliates.

CONFLICTS OF INTEREST.

The investment activities of the Adviser, the Investment Managers, and their respective affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. The Fund’s operations may give rise to other conflicts of interest. (See “Conflicts of Interest”)

SUBSCRIPTION FOR INTERESTS.

The minimum initial investment in the Fund is $10 million. The minimum initial investment amount may be waived or reduced by the Fund. There is currently no minimum for subsequent investments.

The Fund began accepting initial subscriptions for Interests as of June 15, 2001 and commenced operations following that date. All subscriptions are subject to the receipt of cleared funds on or before the applicable subscription date in the full amount of the subscription; although, the Fund may accept, in its sole discretion, a subscription before receipt of cleared funds. The investor must also submit a completed subscription document on or before the applicable subscription date. The Fund reserves the right to reject any subscription for Interests and may, in its sole discretion, suspend subscriptions for Interests at any time.

ELIGIBILITY.

Each prospective investor (and existing Members who subscribe for additional Interests) will be required to certify that the Interest subscribed for is being acquired for the account of (i) an “accredited investor” as defined in Regulation D under the 1933 Act and (ii) a “qualified client” as defined in rule 205-3 under the Advisers Act, except as otherwise determined by the Fund. The relevant investor qualifications will be set forth in a subscription agreement that must be completed by each prospective investor.

TRANSFER RESTRICTIONS.

Interests held by Members may be transferred only with the written consent of the Board of Managers (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). A Member who transfers an Interest and its transferee agree to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Company in connection with the transfer and to provide indemnification pursuant to the Company Agreement in connection therewith. (See “Redemptions, Repurchases of Interests and Transfers — Transfers of Interests”)

WITHDRAWALS AND REPURCHASES OF INTERESTS BY THE COMPANY.

No Member will have the right to require the Fund to redeem its Interest. The Fund may from time to time offer to repurchase Interests pursuant to written tenders by Members. Repurchases will be made at such times and on such terms (including any limitation on the total amount of Interests to be repurchased, which may be less than all of the outstanding Interests) as may be determined by the Board of Managers in its sole discretion. If the Board of Managers determines to limit the amount of Interests subject to a repurchase offer and the amount tendered for repurchase exceeds such amount, the Interests will be redeemed on a pro rata basis. In determining whether the Fund should offer to repurchase Interests or portions thereof from Members, the Board of Managers will consider the recommendations of the Adviser. The Adviser expects that generally it will recommend to the Board of Managers that the Fund offer to repurchase Interests from Members semi-annually, on the last Business Day in June and December. The Board of Managers will also consider the following factors, among others, in making a determination to effect such an offer: (i) whether any Members have requested the opportunity to tender Interests or portions thereof to the Fund, (ii) the liquidity of the Fund’s assets, (iii) the investment plans and working capital requirements of the Fund, (iv) the relative economies of scale with respect to the size of the Fund, (v) the history of the Fund in repurchasing Interests, (vi) the availability of information as to the value of the Fund’s interests in Investment Funds and managed accounts and (vii) the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs. The Fund has not made any repurchase offers since its inception.

If the interval between the date of purchase of any Interest and the Valuation Date (as defined in “Redemptions, Repurchases of Interests and Transfers”) with respect to the repurchase of such Interest is less than one year then such repurchase will be subject to a 4% redemption fee payable to the Fund, except to the extent waived or reduced by the Fund. In determining whether the repurchase of Interests is subject to a redemption fee, the Fund will seek to redeem those amounts held the longest first. (See “Redemptions, Repurchases of Interests and Transfers—No Right of Redemption” and “—Repurchases of Interests”)

The Company Agreement provides that the Fund shall be dissolved if more than 2 1/4 years elapse between the Expiration Date (as defined in “Redemptions, Repurchases of Interests and Transfers”) with respect to a Member’s binding offer of tender to the Fund of all of such Member’s Interests and the Valuation Date with respect to the repurchase by the Fund of the last of such Member’s Interests.

The Fund has the right to repurchase any Interests if the Board of Managers determines that the repurchase is in the best interests of the Fund or upon the occurrence of certain events specified in the Company Agreement including, but not limited to, attempted transfers in violation of the transfer restrictions described therein, ownership which may cause the Fund to be in violation of certain laws or which may otherwise adversely affect the Fund, or breach of any of the representations and warranties made by the owning Member in connection with the acquisition of the Interests.

SUMMARY OF TAXATION.

Counsel to the Company has rendered an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Accordingly, the Fund should not be subject to Federal income tax and each Member will be required to report on its own annual tax return such Member’s distributive share of the Fund’s taxable income or loss. Because the Fund does not intend to make periodic distributions of its net income or gains, if any, to Members, any Member subject to income tax will be required to pay from other sources applicable Federal, State and other income taxes on its share of the Fund’s taxable income.

If it were determined that the Fund should be treated as an association or a publicly-traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. (See “Tax Aspects & ERISA Considerations—Tax Aspects”)

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES.

Investors subject to ERISA, and other tax-exempt entities, including employee benefit plans (each, a “tax-exempt entity”), may purchase Interests. Because the Investment Managers and the Adviser may utilize leverage in connection with the Fund, a tax-exempt entity that is a Member may incur income tax liability with respect to its share of the Fund’s net profits to the extent they are treated as giving rise to “unrelated business taxable income” (“UBTI”) and, if a charitable remainder trust, would not be exempt from Federal income tax for any year in which it has UBTI. With respect to Investment Funds, however, those Investment Funds in which the Fund expects to invest typically are formed as foreign entities that are either foreign corporations or are treated as corporations for purposes of U.S. federal income tax law and, as such, their net profits are distributed as corporate dividends, which are generally exempt from UBTI treatment. The Fund will provide to tax-exempt entities that are Members such accounting information as is reasonably available to the Fund to assist the Members in reporting UBTI for income tax purposes. See, also, “Tax Aspects & ERISA Considerations—ERISA Considerations” for a discussion of certain applicable considerations under ERISA in the case of trustees or administrators of ERISA plans.

TERM.

The Company’s term is perpetual unless the Company is otherwise terminated under the terms of the Company Agreement.

REPORTS TO MEMBERS.

The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law. For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from each Investment Fund. An Investment Fund’s delay in providing this information will delay the Fund’s preparation of tax information to Members, which could cause Members to need to seek extensions on the time to file their tax returns, and could delay the preparation of the Fund’s annual report. (See “Additional Risk Factors — Special Risks of Multi-Manager Structure”) The Fund will send Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund’s operations during each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

FISCAL YEAR.

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31; for Federal income tax purposes, the Fund’s fiscal year is the 12-month period ending on September 30.

II. SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Members can expect to bear directly or indirectly during the current fiscal year ending March 31, 2006.1

MEMBER TRANSACTION FEES
Sales Load (as a percentage of offering amount) (1)	2.50%
Maximum redemption fee	4.00%
ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)
Management Fee (to the Adviser) (2)	1.00%
Other Expenses (3)	0.06%
Total Annual Fund Expenses (4)	1.06%

[1]	The expense information in the table has been restated to reflect current fees.

(1)	Investors may be charged placement fees (sales commissions) of up to 2.50% of the amounts transmitted in connection with their subscriptions. The Placement Fee may be adjusted or waived at the sole discretion of the placement agent and, without limiting the foregoing, is expected to be waived for institutional investors and certain persons associated with the Adviser or its affiliates. See “Placement Fees” below.

(2)	The Management Fee (to the Adviser) excludes the effect of any reimbursement or offset as described above under “Fees and Expenses”.

(3)	The Other Expenses percentage is a pro forma per annum rate of expense estimated based upon assets of $2.51 billion and the anticipated rate of expenses for the remainder of the current fiscal year of the Fund’s operations.

(4)	Annual Fund Expenses exclude the effect of asset-based and performance-based fees as well as other expenses incurred or charged by the Investment Funds and any other Investment Managers as described above under “Risk Factors” and “Fees and Expenses”.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly. For a complete description of the various fees and expenses of the Fund, see “Risk Factors”, “Fees and Expenses”, “Withdrawals and Repurchases of Interests by The Company” above and “Subscriptions for Interests”, “Board of Managers”, “Advisory Agreement”, “Administrator” and “Redemptions, Repurchases of Interests and Transfers” below.

EXAMPLE:

You would pay the following fees and expenses on a $10 million investment, assuming a 5% annual return:*

1 year	3 years	5 years	10 years
$355,386	$578,778	$820,121	$1,511,761

The Example is based on the fees and expenses set out above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Fund.

*	On an investment of $1,000, the Example would be as follows:

EXAMPLE:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 year	3 years	5 years	10 years
$36	$58	$82	$151

III. THE OFFERING

ORGANIZATION.

The Company is registered under the 1940 Act as a closed-end, non-diversified, management investment company. It was organized as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware Act”) on June 13, 2001. The Company’s principal office is located at 767 Fifth Avenue, 15th Floor, New York, NY 10153, and its telephone number is 212-418-6150. Investment advisory services are provided to the Company by the Adviser pursuant to the Investment Advisory Agreement. Responsibility for the overall management and control of the operations of the Company is vested in the individuals who serve on the Board of Managers. (See “Board of Managers”) The Company currently offers one series of Interests, which are those of the Fund. However, the Board of Managers retains the right, in its sole discretion and without the approval of the Members, to add or remove series from time to time. Investors who acquire Interests in the offering being made hereby will become Members of the Company, but only to the extent of the assets of the Fund. Interests acquired in this offering will not provide investors with interests in any series issued by the Company in the future.

SUBSCRIPTIONS FOR INTERESTS.

SUBSCRIPTION TERMS

The Fund may accept initial and additional subscriptions for Interests as of the first day of each fiscal quarter; provided, however, that the Fund may in its discretion offer Interests more frequently. All subscriptions are subject to the receipt of cleared funds on or before the applicable subscription date in the full amount of the subscription; although, the Fund may accept, in its sole discretion, a subscription before receipt of cleared funds. The investor must also submit a completed subscription document on or before the applicable subscription date. The Fund reserves the right to reject any subscription for Interests and may, in its sole discretion, suspend subscriptions for Interests at any time.

The minimum initial investment in the Fund is $10 million. The minimum initial investment amount may be reduced or waived by the Fund. There is currently no minimum for subsequent investments. In addition, because the Fund may generate UBTI, prospective investors subject to Federal income tax on, or who otherwise may be adversely affected by receipt of, UBTI may wish to consult their tax advisers with respect thereto.

Except as otherwise permitted by the Fund, initial and additional contributions to the capital of the Fund by any Member will be payable in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may in its sole discretion accept contributions of securities, the Fund has no present intention of accepting such contributions. If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets. (See “Net Asset Valuation”)

PLACEMENT FEES

Placement agents may be retained by the Fund or the Adviser to assist in the placement of Interests. A placement agent will generally be entitled to receive a sales commission similar to a sales load charged by a traditional mutual fund (a “Placement Fee”) from each investor in the Fund whose Interest the agent places, of up to 2.50% of the amounts transmitted in connection with their subscriptions. The Placement Fee will be added to a prospective investor’s subscription amount; it will not constitute a capital contribution made by the investor to the Fund nor part of the assets of the Fund.

ELIGIBLE INVESTORS.

Each prospective investor (and existing Members who subscribe for additional Interests) will be required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of (i) an “accredited investor” as defined in Regulation D under the 1933 Act and (ii) a “qualified client” as defined in rule 205-3 under the Advisers Act, except as otherwise determined by the Fund. The relevant investor qualifications are set forth in the subscription agreement that must be completed by each prospective investor.

ORGANIZATIONAL STRUCTURE.

The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds (certain types of which are sometimes referred to as “hedge funds”) are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations through private placements to a limited number of institutional and high net worth individual investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based fees. Closed-end investment companies are asset pools usually registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act and typically organized as corporations or business trusts. Additionally, unlike interests in private investment funds, closed-end investment companies are typically registered with the SEC under the 1933 Act. In contrast to most private investment funds, registered closed-end investment companies usually are managed more conservatively, subject to relatively modest minimum investment requirements, and publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

The Fund is similar to a private investment fund in that the Interests will not be registered with the SEC under the 1933 Act and generally will be sold in large denominations in private placements to institutional and certain other investors. In addition, while the Adviser does not, the Investment Managers typically will, receive performance-based compensation. Like a registered closed-end investment company, however, the Company is registered under the 1940 Act and, as a result, is able to offer Interests without limiting the number of investors that can participate in its investment program and avoid restrictions imposed by certain Investment Funds on the amount of investments those funds will accept from investors subject to ERISA.

FEES AND EXPENSES.

As compensation for the Adviser’s services, the Fund pays the Management Fee to the Adviser. The Management Fee is calculated each month at the rate of 1/12 of 1.00% (1.00% on an annualized basis) of the net assets of the Fund, and paid quarterly. The Adviser may in its discretion or as required by applicable law reimburse or offset the fees paid with respect to a Member that has a separate advisory or other fiduciary relationship with the Adviser or its affiliates.

Insofar as the Fund is concerned, the Adviser will bear all of its own costs incurred in providing investment advisory services to the Fund, including travel expenses related to the selection and monitoring of Investment Managers. In addition, the Adviser will provide, or will arrange for provision at the Adviser’s expense of, certain administrative services to the Fund that are not provided by the Administrator or other administrative service providers or the Custodian. Among these services are: providing office space and other support services, maintaining and preserving certain records and reviewing and arranging for payment of the Fund’s expenses.

Except as explicitly allocated to the Adviser or other service providers, the expenses that the Fund will bear include:

(i)	all investment related expenses, including, but not limited to, fees paid directly or indirectly to Investment Managers and all costs and expenses related to portfolio transactions and positions for the Fund’s account including without limitation brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds;

(ii)	certain costs and expenses associated with the registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

(iii)	the costs and expenses of holding meetings of the Board of Managers and any meetings of Members;

(iv)	all costs and expenses associated with tender offers relating to repurchases of Interests;

(v)	any non-investment related interest expenses;

(vi)	recordkeeping, custody and escrow fees and expenses;

(vii)	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund or the Board of Managers including, without limitation, for purposes of preparing and updating the Fund’s 1940 Act registration statement, the Offering Materials and reviewing subscription and related documents;

(viii)	the costs of printing the Offering Materials and distributing such Offering Materials to prospective investors;

(ix)	the costs of preparing and mailing reports and other communications to Members;

(x)	fees and expenses of the Administrator or other administrative service providers and the Custodian;

(xi)	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board of Managers;

(xii)	all expenses of computing the Fund’s net asset value, including any equipment or services obtained for these purposes;

(xiii)	all charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and the Custodian or any other agent engaged by the Fund; and

(xiv)	such other types of expenses as may be approved from time to time by the Board of Managers.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund.

The Investment Funds and managed accounts will bear various expenses in connection with their operations. The Investment Managers generally will charge asset-based fees and performance-based fees to the Investment Funds and managed accounts, which effectively will reduce the investment returns of the Investment Funds. These expenses and fees will be in addition to those incurred by the Fund itself. As an investor in Investment Funds, the Fund will bear its pro rata share of the expenses and fees of the Investment Funds.

CAPITAL ACCOUNTS AND ALLOCATIONS.

CAPITAL ACCOUNTS

The Fund will maintain a separate capital account for each Member (including the Adviser or its affiliated persons in respect of any capital contribution to the Fund by them as Members) that will have an opening balance equal to the Member’s initial contribution to the capital of the Fund. Each Member’s capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Fund and any amounts credited to the Member’s capital account as described below. Similarly, each Member’s capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Member’s Interest, or portion thereof, the amount of any distributions to the Member that are not reinvested, and any amounts debited against the Member’s capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following (i) the last day of a calendar month, (ii) the last day of a fiscal year, (iii) the last day of a taxable year, (iv) the day preceding any day on which a contribution to the capital of the Fund is made, (v) the day preceding any day on which the Fund repurchases an Interest, or portion of an Interest, of any Member or (vi) any day on which any amount is credited to or debited against the capital account of any Member, other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

ALLOCATION OF NET PROFITS AND NET LOSSES

Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of any fiscal period or, if different, calendar month, in accordance with Members’ respective investment percentages for such period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued fees and other expenses) before giving effect to any repurchases by the Fund of Interests or portions thereof and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members’ respective investment percentages.

Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member’s capital account for the current and prior fiscal years. (See “Tax Aspects & ERISA Considerations—Tax Aspects—Allocation of Profits and Losses”)

ALLOCATION OF SPECIAL ITEMS

Certain Withholding Taxes and Other Expenditures. Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid or accrued those obligations and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts the Member and any successor to the Member’s Interest is required to pay, upon demand, the amount of the excess to the Fund as a contribution to the capital of the Fund. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member although, if the Fund determines that a Member is eligible for a refund of any withholding tax, it may at the request and expense of that Member assist the Member in applying for the refund.

Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of or by reason of particular circumstances applicable to one or more but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

Reserves. Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) as the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $100,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase or decrease may in the Fund’s sole discretion instead be charged or credited to those investors who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION.

The Fund will compute its net asset value as of the last business day of each fiscal period, generally, within 30 business days of the last day of the fiscal period. In determining its net asset value, the Fund will value its investments as of such period-end. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Board of Managers has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each period-end ordinarily will be the value determined as of such period-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of valuation (without regard to any redemption fees or other transaction charges that may be applicable), based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that a current value from an Investment Fund is not available at the end of a fiscal period, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Fund values its portfolio, in accordance with procedures adopted by the Board of Managers. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board of Managers provide that the Adviser will review the valuations provided by the Investment Funds, neither the Adviser nor the Board of Managers will be able to confirm independently the accuracy of valuations provided by such Investment Funds (which are unaudited). The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board of Managers will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund does not represent the fair value of the Fund’s interests in the Investment Fund.

Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Managers, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. If an Investment Fund charges a redemption fee to shareholders that redeem an investment within a certain time period after making the investment, the Fund ordinarily will value its investment in such Investment Fund without taking such transaction charge into account, unless it is anticipated that such investment will be redeemed within the applicable period, in which case the Adviser will undertake a review to determine whether it is appropriate to take the transaction charge into account. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board of Managers.

The valuations reported by the Investment Managers, upon which the Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by those Funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to net asset value of an Investment Fund adversely affect the Fund’s net asset value, the outstanding Interests will be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value per Interest higher than the adjusted amount. Conversely, any increases in the net asset value per Interest resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a net asset value per Interest lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way.

The procedures approved by the Board of Managers provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in securities may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board of Managers, determines in good faith best reflects approximate market value. The Board of Managers will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Investment Funds, the Fund will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market, or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are primarily traded for the business day as of which such value is being determined. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded. If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share. Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Managers.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board of Managers will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with the Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent or dealer selected by the Adviser and may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Adviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees may take the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser’s investment management fee and the costs of any borrowings, are accrued on a monthly or other periodic basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board, the Adviser or Investment Managers should prove incorrect. Also, Investment Managers may only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

VOTING.

Each Member has the right to cast a number of votes based on the value of the Member’s capital account at a meeting of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of the investment advisory agreement with the investment adviser of the Fund and on certain other matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

BOARD OF MANAGERS.

The Board of Managers has overall responsibility for the management and control of the operations of the Fund and performs functions similar to those customarily performed by the board of directors of a registered investment company organized as a corporation. Although the Board of Managers reviews policies regarding the management of the Fund and information provided to them in connection with meetings of the Board of Managers, they do not have an active role in reviewing or supervising the Fund’s ongoing operations. This means, for example, that the Board of Managers does not select or approve the Investment Managers (other than Subadvisers) or the Investment Funds. The Board of Managers will not contribute to the capital of the Fund in their capacity as Managers but may subscribe for Interests, subject to the eligibility requirements described in this Confidential Memorandum.

The Fund has a Board of Managers comprised of three members, all but one of whom is a disinterested Manager.2 The Fund has as the Chairman of its Board Nancy C. Everett, who replaced W. Allen Reed effective March 2, 2006.

[2]	Disinterested Manager refers to a Manager who is not an interested person of the Company within the meaning of Section 2(a)(19) of the 1940 Act. Neither Mr. Hurty nor Mr. Shultz holds a position as an officer, employee, director or general partner of the Company’s affiliated persons nor does either such Manager or his immediate family members own securities issued by the Adviser, any Subadviser or any person controlling, controlled by or under common control with the Adviser or any Subadviser. Each such Manager has served as such since November 25, 2002 and does not own an Interest.

The identity of the Managers and brief biographical information regarding each Manager is set forth below.

Nancy C. Everett, 767 Fifth Avenue, New York, New York 10153, born February 16, 1955. Ms. Everett is an interested Manager. Ms. Everett has been President & CEO of the Adviser since January 1, 2006 and Chief Investment Officer of the Adviser since June 1, 2005. Previously, she was the Chief Investment Officer for the Virginia Retirement System where she oversaw the investment of its $42 billion pension fund. Ms. Everett is currently a member of the Investment Advisory Committee, Randolph-Macon College, a member of the Business Council, Virginia Commonwealth University and a member of the Board of Directors of the VCU Foundation where she serves on the Investment Committee. Ms. Everett is a director of Emerging Markets Growth Fund, Inc., an open-end investment company registered under the 1940 Act. She is also a member of the New York Stock Exchange Pension Managers Advisory Committee.

Charles A. Hurty, 14 Fox Hill Lane, Darien, Connecticut 06820, born September 22, 1943. Mr. Hurty is a disinterested Manager. Since October 2001 Mr. Hurty has been an independent consultant. For over 30 years prior thereto he was with KPMG, LLP and its predecessors, including as a partner for over 20 years. He is a member of the American Institute of Certified Public Accountants and The New York State Society of CPAs. Mr. Hurty is a director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC, a closed-end investment company registered under the 1940 Act, and of CSFB Alternative Capital Funds, LLC.

Robert E. Shultz, 120 Scarlet Oak Drive, Wilton, Connecticut 06897, born March 21, 1940. Mr. Schultz is a disinterested Manager. Mr. Shultz currently serves as Membership Director for The Institute for Quantitative Research in Finance. From 1996 through 1999 he was with Pine Grove Associates, an investment firm specializing in hedge funds. Prior positions include Senior Vice President of The Common Fund (1994 to 1995), Managing Director of Trust Company of the West (1990 to 1993), Vice President—Pension Asset Management of RJR Nabisco, Inc. (1987 to 1990), Director of U.S. Retirement Funds of IBM Corporation (1980 to 1987), Pension Fund /Administrations Manager of Western Electric Company (1979 to 1980) and various positions with New York Telephone Company (1963 to 1979). He also serves as a director of LIM Asia Arbitrage Fund, as well as a committee member or special advisor to two other organizations.

Each of Messrs. Hurty and Shultz were elected to the Board of Managers by the sole Member of the Company on November 25, 2002. Ms. Everett was appointed to the Board of Managers by the existing Managers effective March 2, 2006. By signing the Company Agreement, each Member will be deemed to have voted for the election of each such Manager.

The Managers serve on the Board of Managers for terms of indefinite duration. A Manager’s position in that capacity will terminate if the Manager is removed, resigns, attains a designated age or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed with or without cause either by vote of two-thirds of the Managers not subject to the removal vote or by a vote of Members of the Company holding not less than two-thirds of the total number of votes eligible to be cast by all Members of the Company. In the event of any vacancy in the position of a Manager the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers then serving have been elected by the Members of the Company. The Board of Managers may call a meeting of the Members of the Company to fill any vacancy in the position of a Manager and must do so within 60 days after any date on which Managers who were elected by the Members of the Company cease to constitute a majority of the Managers then serving.

The following table sets forth certain information regarding the compensation expected to be received by the disinterested Managers from the Fund for the fiscal year ending March 31, 2006 . No compensation is paid by the Fund to Ms. Everett.

Name	Estimated Compensation from Fund for Fiscal Year Ending March 31, 2006[3]
Charles A. Hurty	$35,000
Robert E. Shultz	$35,000

Currently, each disinterested Manager is paid an annual retainer of $20,000 and a per Board meeting fee of $5,000 (or $2,500 in the case of telephonic Board meetings) by the Fund and is reimbursed by the Fund for reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund.

The Board of Managers will evaluate, at least once annually, the performance of the Fund Board and its committees. This evaluation will consider the effectiveness of the committee structure of the Fund Board and the number of funds on whose boards each Manager serves. At each meeting of the Board, and more frequently if the disinterested Managers deem it necessary, the Fund’s disinterested Managers will meet without any interested persons of the Fund present. The Fund explicitly authorizes the disinterested Managers to retain advisers and experts necessary to carry out their duties.

The Board of Managers has formed an Audit Committee comprised of the disinterested Managers, the functions of which are to oversee the Fund’s accounting and auditing processes including (i) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers and (ii) the quality and objectivity of the independent audit of the Fund’s financial statements. In addition, to the extent there are Managers who are not members

[3]	The Fund is not part of a fund complex nor does it maintain any pension or retirement plans.

of the Audit Committee, the Committee will act as a liaison between the Fund’s independent auditors and the Board of Managers.

The Board of Managers has also formed a Nominating and Compensation Committee comprised of the disinterested Managers. Among other things, the Nominating and Compensation Committee is responsible for (i) evaluating and nominating individuals to serve as disinterested Managers and as disinterested Manager members of any Board Committees and (ii) recommending to the Board of Managers appropriate changes in compensation for each disinterested Manager.

For administrative convenience, the Board of Managers has appointed officers of the Company. However, such officers are neither managers of, nor do they have any policy-making powers with respect to, the Company.

The Board has adopted written policies and procedures, which together with the policies and procedures of the Fund’s service providers, are reasonably designed to prevent the Fund from violating the Federal securities laws. The procedures provide for the oversight of compliance by the Fund, the Adviser and the Administrator. The policies and procedures of the Fund and each of its service providers are approved by the Board, including a majority of its disinterested Managers. These policies and procedures cover numerous areas, including: personal trading activities of supervised persons; pricing of portfolio securities and fund shares; processing of fund shares; identification of affiliated persons; protection of nonpublic information; and compliance with fund governance requirements.

The Fund has appointed a chief compliance officer (“CCO”) who is responsible for administering the Fund’s policies and procedures approved by the Board of Managers. The CCO serves in this position at the pleasure of the Board of Managers, which can remove the CCO at any time, and can prevent the Adviser or another service provider from doing so. The Board, including a majority of its disinterested Managers, has approved the designation of the CCO and the CCO’s compensation and will approve any changes thereto. The CCO reports directly to the Board of Managers. The CCO annually will furnish the Board with a written report on the operation of the Fund’s policies and procedures and those of its service providers. The CCO will meet in executive session with the disinterested Managers at least once each year.

THE ADVISER.

The Adviser serves as the Fund’s investment adviser and, pursuant to the Investment Advisory Agreement, manages the investment portfolio of the Fund subject to the ultimate supervision of and any policies established by the Board of Managers. In this regard, the Adviser may select and terminate Investment Managers subject to the condition that retention of certain Subadvisers will require approval of a majority of the disinterested Managers and, unless the Fund receives an exemption from certain provisions of the 1940 Act, of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.

The Adviser is registered with the SEC as an investment adviser under the Advisers Act. Its offices are located at 767 Fifth Avenue, 15th Floor, New York, NY 10153, and its telephone number is 212-418-6150.

The Adviser is an indirect wholly owned subsidiary of General Motors. The Adviser manages more than $163 billion for clients including General Motors’ U.S. employee benefits plans. The Adviser and its affiliated predecessors have managed such plans since 1950. The Fund is the first and is currently the only registered investment company managed by the Adviser.

John S. Stevens is Managing Director – Absolute Return Strategies and Portfolio Manager of the Fund. In addition, Mr. Stevens oversees the Adviser’s Global Tactical Asset Allocation (GTAA) Program. He also has extensive experience as a Portfolio Manager within the Adviser’s Global Fixed Income Group. Mr. Stevens has been employed by the Adviser since 1997. Prior to joining the Adviser, Mr. Stevens worked at BlackRock Financial Management within its Risk Management and Analytics Group, where he managed the Pricing Group and analyzed portfolios of interest rate derivatives. Prior to that, Mr. Stevens worked as a fixed income portfolio manager at MetLife Investment Management Corp., where he managed long-duration immunized portfolios and total return funds. Mr. Stevens holds an AB in Biology from Harvard University (1987) and an MBA in Finance from New York University (1993).

Mr. Stevens has no equity ownership in the Fund. For all service rendered to the Adviser, including his service as Portfolio Manager, Mr. Stevens receives compensation comprised of the following:

1.	A salary, with a typical adjustment interval of fifteen months;

2.	A payment from an annual incentive plan (i.e., a bonus) which sets an annual target award and provides Mr. Stevens the opportunity to receive from 0 percent to 200 percent of this award. Approximately 75 percent of this award is based on quantitative factors measuring the Fund’s investment results, among other factors, while the balance is based on a qualitative assessment of Mr. Stevens’s individual performance;

3.	A payment from a long-term incentive plan, ranging from 0 percent to 150 percent of a target award, based on the achievement of projected revenue from General Motors Asset Management’s (“GMAM”) third party business for the upcoming three years;

4.	General Motors Corporation stock options, granted annually with a ten-year exercise window; and

5.	Participation in the General Motors company vehicle program, which includes use of a GM company vehicle and payment by GM of certain vehicle-related expenses.

ADVISORY AGREEMENT.

INVESTMENT ADVISORY AGREEMENT

Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Board of Managers, for formulating a continuing investment program for the Fund. The Adviser makes all decisions regarding the Fund’s purchases and withdrawals of interests in Investment Funds and also advises the Board of Managers regarding the selection of certain Subadvisers. The Investment Advisory Agreement was approved initially by the then Board of Managers (including a majority of the disinterested Managers) at a meeting held in person on November 25, 2002 and was also approved on such date by the then sole Member of the Company. The Investment Advisory Agreement is terminable without penalty on 60 days’ prior written notice by (i) the Board of Managers, (ii) the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or (iii) the Adviser. The Investment Advisory Agreement may be continued in effect from year to year after its initial term if the continuance is approved annually by either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the disinterested Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its assignment (as defined by the 1940 Act).

On November 21, 2005, the Board of Managers, including a majority of the disinterested Managers, voted to continue the Investment Advisory Agreement for an additional year.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Advisory Agreement, neither the Adviser nor any of its successors, assigns or other legal representatives will be liable to the Company for any error of judgment, for any mistake of law, or for any act or omission by such person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for indemnification to the fullest extent permitted by law by the Company of the Adviser and any of its successors assigns, or other legal representatives against any liability or expense to which such person may be liable that arises in connection with the performance of services to the Company except to the extent that the liability or expense is incurred by reason of such person’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligation and duties under the Investment Advisory Agreement.

The Adviser’s compensation for its services under the Investment Advisory Agreement is described above under “Fees and Expenses”.

The Adviser may invest a portion of the Fund’s assets directly with Investment Managers pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Fund’s assets, separate Investment Funds, which would be managed by one or more of the Investment Managers, may be created by or for the Fund. Generally, with respect to any such Investment Fund, an Investment Manager will serve as investment adviser, and the Fund will be the sole investor.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At its meeting on November 21, 2005 the Board and the disinterested Managers considered whether to continue the Investment Advisory Agreement. The Managers received materials relating to the Investment Advisory Agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

Information Received by the Managers. The materials received by the Managers included, but were not limited to, information pertaining to (1) the nature, extent, and quality of the services to be provided by the Adviser, (2) the investment performance of the Fund and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund, (4) the extent to which economies of scale would be realized as the Fund grows, and (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In considering whether to approve the agreement, the Board and the disinterested Managers did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board and the disinterested Managers in connection with their approval of the Investment Advisory Agreement included, but were not limited to, the following:

Investment Management Services Generally. The Board and the disinterested Managers considered the investment management services to be provided by the Adviser to the Fund, including investment research and portfolio management.

Investment Performance. The Board and the disinterested Managers reviewed the Fund’s investment performance, both in terms of total return and in terms of other statistical measures.

Personnel and Methods. The Board and the disinterested Managers considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund’s investment objective and discipline. Among other things, they considered the size, education, and experience of the Adviser’s investment management staff, its use of technology, and its approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board and the disinterested Managers considered the nature, quality, costs, and extent of administrative and other services performed by the Adviser and, as applicable, the nature and extent of its supervision of third party service providers.

Expenses. The Board and the disinterested Managers considered the expected expense ratio. They also considered the amount and nature of fees paid by Members, including the amount of fees paid indirectly by virtue of the fees incurred by the various Investment Funds.

Profitability. The Board and the disinterested Managers considered the expected level of the Adviser’s profits in managing the Fund and whether the amount of profit is fair for the management of the Fund.

Alternative Arrangements. The Board and the disinterested Managers considered whether employing one or more alternative arrangements might be in the best interests of the Fund.

After considering these and other relevant factors, the Board and the disinterested Managers determined that continuance of the Investment Advisory Agreement was in the best interests of the Fund and the Members. The Board also concluded that the compensation payable by the Fund under the Investment Advisory Agreement is fair and reasonable in light of the nature of the services and expenses involved and the usual and customary charges of others for services of the same nature and quality. As a result of these considerations and conclusions, the Board unanimously voted to approve the Investment Advisory Agreement.

A summary of the discussion regarding the basis for the Board of Managers approving the continuance of the Investment Advisory Agreement of the Fund will be available in the Fund’s next annual report to shareholders.

INVESTMENT PROGRAM.

INVESTMENT OBJECTIVE

The Fund’s primary investment goal is to provide investors with exposure to a broad-ranging, multi-manager portfolio of Investment Funds not registered under the 1940 Act with the aim of delivering returns having relatively low volatility and relatively low dependence on movements in major equity and bond markets. As discussed below, this objective is pursued principally through a multi-strategy program of investment in a diverse group of Investment Funds which invest or trade in a wide range of equity and debt securities, derivatives and currencies and which the Adviser considers to be appropriate for an “absolute return” strategy. Generally speaking, an “absolute return” strategy refers to a broad category of investment approaches that attempt to deliver positive returns that are not highly correlated with the performance of major equity, bond, or commodities markets. The Fund’s “absolute return” strategy emphasizes Investment Managers that attempt to capitalize on various market inefficiencies and/or mispricings while hedging certain investment risks that are deemed by them to be undesirable. “Absolute return” does not, however, connote either continuously positive returns, non-fluctuating returns or returns greater than those of major equity or debt market indices. Rather, there may be periods of negative returns (in an absolute sense and/or in relation to major equity and/or debt market indices) and returns, whether positive or negative, may fluctuate over time, sometimes widely.

INVESTMENT STRATEGY

By diversifying the Fund’s investments across various investment strategies and managers, the Fund will seek more consistent investment returns with lower risk than would be expected by investing in any single investment strategy or with any single Investment Manager.

The Adviser is responsible for the allocation of assets to various Investment Funds and to Subadvisers when Investment Funds are not utilized, subject to such policies as may be adopted by the Board of Managers. Other than for the selection and management of money market instruments and money market funds for the investment of the Fund’s cash, the Adviser will generally not directly manage any of the Fund’s assets.

Investment Managers will be selected on the basis of various criteria, generally including, among other things, an analysis of (i) the Investment Manager’s performance during various time periods and market cycles, (ii) the Investment Manager’s reputation, experience and training, (iii) the Investment Manager’s articulation of, and adherence to, its investment philosophy, (iv) the presence and deemed effectiveness of the Investment Manager’s risk management discipline, (v) the structure of the Investment Manager’s portfolio and the types of securities or other instruments held, (vi) the Investment Manager’s fee structure, (vii) on-site interviews of the Investment Manager’s personnel, (viii) the quality and stability of the Investment Manager’s organization, including internal and external professional staff, (ix) the comparison of an Investment Manager to its peers, (x) the Adviser’s expectation that the Investment Manager will produce consistent returns in a particular investment strategy and (xi) whether the Investment Manager has a substantial personal investment in the investment program it pursues. Not all of these factors will be considered with respect to each Investment Manager and other criteria may be used.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (i.e., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and, in some cases, the amount of leverage that may be used. The Investment Managers utilized by the Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although Investment Managers will primarily invest and trade in equity and debt securities (domestic and foreign), they may also invest and trade in equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments including, but not limited to various derivatives (including, but not limited to, futures, forwards, options, warrants, rights, swaps, caps, and floors), private placements, and convertible bonds. In addition, the Investment Managers may sell securities short and use a wide range of other investment techniques. The Investment Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization, or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

The Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of the investment program of an Investment Manager and may involve certain risks. The Investment Managers may use leverage, which also entails risk. (See “Types of Investments and Related Risk Factors”) For purposes of the Fund’s investment restrictions and certain investment limitations under the 1940 Act, the Fund will “look through” to the underlying investments of any Investment Fund created solely to facilitate management of the Fund’s assets by a Subadviser. However, other Investment Funds in which the Fund invests are not subject to the Fund’s investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

The Fund may invest in short-term money market instruments and money market funds pending the investment of assets in Investment Funds, to maintain the liquidity necessary to effect repurchases of Interests, to achieve volatility/risk targets or for other purposes.

Investment Managers have complete discretion to purchase and sell securities and other investments for their respective Investment Funds and managed accounts consistent with the relevant investment advisory agreements, partnership agreements, confidential offering memoranda or other governing documents. In circumstances deemed appropriate by an Investment Manager, an Investment Fund or managed account may (i) make substantial unhedged investments in bonds or other fixed income securities of the United States Government and of domestic and foreign issuers or in stocks or other equity securities of domestic and foreign issuers, (ii) make substantial hedged investments in bonds or other fixed-income securities of the United States Government and of domestic and foreign issuers or in stocks or other equity securities of domestic and foreign issuers, (iii) engage in hedging in related equity, convertible and interest rate securities, (iv) engage in risk arbitrage, (v) invest in instruments of failing companies or companies in bankruptcy, (vi) engage in strategic block investing, (vii) utilize short sales and leverage, repurchase agreements and options, (viii) invest with asset allocators who utilize a variety of the strategies delineated above and (ix) effect transactions in commodities and futures contracts (and, when available, options thereon).

The strategies employed by the Investment Managers on behalf of their respective Investment Funds or managed accounts and the types of Investment Funds or managed accounts in which the Fund may invest may include, but are not limited to, those described below.

1. HEDGED EQUITY FUNDS – Investment Managers using hedged equity strategies, including market neutral and long/short equity, attempt to profit from security mispricings in the equity markets. Fund managers construct portfolios consisting of long and short positions based on perceived value. Investment Managers may use a variety of techniques to assess value including fundamental, quantitative, and technical analysis. In addition, indices, ETFs, and derivatives may be used for hedging purposes to limit exposure to various risk factors. Generally speaking, market neutral strategies are more fully hedged with respect to general market and sector specific risk exposures when compared with long/short equity portfolios.

2. CONVERTIBLE ARBITRAGE – Investment Managers using convertible arbitrage strategies purchase a portfolio of convertible securities, generally convertible bonds, and hedge a portion of the equity risk by selling short the underlying common stock. Certain managers may also seek to hedge interest rate and/or credit exposure. Most managers employ some degree of leverage. The funds can be run with a directional bias (the manager makes bets on the direction of the equity and/or credit markets) or as market neutral (the direction of the market is not expected to have a major impact on returns).

3. FIXED INCOME ARBITRAGE – Investment Managers using fixed income arbitrage generally seek profit by exploiting pricing inefficiencies between related fixed income securities. Fixed income arbitrage is a hedging strategy that includes numerous sub-strategies including yield curve arbitrage and basis trades across fixed income products.

4. MERGER ARBITRAGE – Investment Managers using merger arbitrage strategies, which are also called “risk arbitrage” strategies, invest in event-driven situations such as leveraged buy-outs, mergers and hostile takeovers. Normally the stock of an acquisition target appreciates while the acquiring company’s stock decreases in value. These strategies may generate returns by purchasing stock of the company being acquired and, in stock for stock deals, selling short the stock of the acquiring company. Managers may employ the use of equity options as a low-risk alternative to the outright purchase or sale of common stock. These funds may use various option strategies to hedge against market risk by purchasing put options or put option spreads

5. RELATIVE VALUE ARBITRAGE – Investment Managers using relative value arbitrage strategies seek to take advantage of relative pricing discrepancies between instruments including equities, debt, options and futures. These managers may use mathematical, fundamental or technical analysis to determine market mispricings. Securities may be mispriced relative to the underlying security, related securities, groups of securities or the overall market. Many funds use leverage and seek opportunities globally. Arbitrage strategies include dividend arbitrage, pairs trading, capital structure arbitrage, options arbitrage, and yield curve trading.

6. MULTI-STRATEGY ARBITRAGE – Investment Managers using multi-strategy arbitrage strategies allocate capital to more than one strategy. The most commonly used strategies include convertible arbitrage, merger arbitrage, hedged equity, fixed-income arbitrage, and distressed investing. Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.

7. DISTRESSED INVESTMENT – Investment Managers using distressed investment strategies invest in, and occasionally sell short, the securities of companies where the security’s price has been affected (or is expected to be affected) by a distressed financial situation. These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings. Depending on the manager’s style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities. Leverage may be used by certain managers, but it is not typical in this strategy.

8. EVENT-DRIVEN – Investment Managers using event-driven strategies seek to profit from opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcy reorganizations, recapitalizations and share buybacks. In addition, positions may be taken in related securities of different companies or in different securities of the same issuer for the purpose of arbitraging price differences. Event driven strategies are broad-based strategies that can overlap with capital structure and merger arbitrage as well as distressed investing.

9. LOAN ORIGINATION – Investment Managers using loan origination strategies participate in the trillion-dollar bank debt market through the origination of loans (as opposed to their purchase) as “loan originators.” Companies in need of external sources of capital, especially in the middle market where banks and “traditional” asset-based lenders are decreasing their participation, are the principal clients for such funds. These loans are generally secured by all of a company’s assets and they are typically made when a company’s assets exceed the amount of the loan. With the barriers to entry for loan origination even greater than for secondary debt purchases, there are only a limited number of funds that pursue this strategy. The strategy, however, can be rewarding and relatively safe for the limited group of skilled managers capable of performing the necessary due diligence on prospective loans and constructing well diversified funds.

10. MACRO HEDGE FUNDS – Investment Managers using macro hedge fund strategies typically make leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange currencies and physical commodities. Macro managers employ a “top-down” global approach and may invest in any market using any instrument to participate in expected market movements. These movements may result from forecasted shifts in world economics, political fortunes, or global supply and demand for resources, both physical and financial. Macro managers generally create their investment positions by investing in stocks, bonds, futures, options, swaps, currencies and over-the-counter derivatives.

11. CTAs/TREND FOLLOWING FUNDS – Investment Managers using trend following strategies allocate assets among investments by switching into investments that appear to be beginning an uptrend and switching out of investments that appear to be beginning a downtrend. This primarily consists of switching between stock indexes and money markets. Typically, technical trend-following indicators are used to determine the direction of a fund and to identify buy and sell signals. In an up move “buy signal,” money is transferred from a money market fund to an equity index in an attempt to capture a capital gain. In a down move “sell signal,” the assets are moved back into the money market for safe keeping until the next expected up move.

12. SHORT SELLING – Investment Managers using short selling strategies seek to profit from declining security prices. To effect a short sale, the seller borrows securities from a third party in order to make delivery to the purchaser. The seller returns the borrowed securities to the lender by purchasing the securities in the open market. If the seller can buy the security back at a lower price, a profit results. If the price rises, however, a loss results. A short seller must generally pledge other securities or cash as collateral to the lender in an amount equal to or marginally greater than the market price of the borrowed securities. This deposit may be increased or decreased in response to changes in the market price of the borrowed securities.

13. INTERNATIONAL AND GLOBAL FUNDS – Investment Managers use various hedge fund strategies to invest internationally, often with a country or region emphasis.

Each of the above-described activities entails risk. (See “Types of Investments and Related Risk Factors”)

As noted above, the Investment Managers with which the Fund invests may use leverage. In addition, the Fund may borrow funds on a secured or unsecured basis and otherwise issue senior securities, subject to applicable asset coverage and other limitations under the 1940 Act.

The Fund currently intends to invest its assets primarily in Investment Funds. Under normal market conditions, the Fund will invest at least 65% of its total assets in Investment Funds. However, it also may invest directly a portion of its assets pursuant to investment advisory agreements, granting the Subadvisers thereto discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Fund’s assets, separate Investment Funds managed by one or more Subadvisers may be created by or for the Fund. Generally, with respect to any such Investment Fund, the Subadviser will serve as investment adviser and the Fund will be the sole investor.

The Fund’s investment in an Investment Fund (other than one organized by or for the Fund) ordinarily will be limited to 5% or less of such Investment Fund’s outstanding voting securities absent rulemaking or other action under or with respect to the 1940 Act facilitating investment in a greater percentage (which ordinarily would not exceed 25%). However, to enable the Fund to invest more of its assets in Investment Funds deemed attractive by the Adviser, the Fund may also contractually forego its right to vote securities or purchase non-voting securities of Investment Funds. (See “Additional Risk Factors—Special Risks of Multi-Manager Structure”)

Each Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments or may hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. The Fund also may invest in these instruments. (See “Types of Investments and Related Risk Factors—Money Market Instruments”)

The Adviser will evaluate each Investment Manager regularly to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance is satisfactory. The Fund’s assets may be reallocated among Investment Managers, existing Investment Managers may be terminated and additional Investment Managers may be selected, subject to the condition that retention of a Subadviser will require approval of the Board of Managers and of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act.

The Company does not presently intend to invest in Investment Funds managed by the Adviser or any of its affiliates. However, it may do so in the future, subject to obtaining such exemptions from the 1940 Act as may be necessary.

Additional information about the types of investments that are expected to be made by the Investment Managers, their investment practices, and related risk factors is provided below. The Fund’s investment policies and (except as otherwise indicated below) restrictions are not fundamental and may be changed without a vote of Members.

PROXY VOTING

The Fund is responsible for voting proxies on securities held in its portfolio. Because almost all of the Fund’s portfolio securities are issued by Investment Funds, the Fund anticipates that it will receive very few proxies. If the Fund does receive a proxy, except as noted below, the decision regarding how to vote such proxy will be made by the Investment Adviser. All proxies must be voted solely in the best interests of the Fund and its Members. The Fund has both general guidelines that the Fund follows on common matters such as certain corporate governance matters and procedures designed to ensure that material conflicts of interest are avoided and/or resolved in a manner that is in the best interests of the Fund and its Members. If a material conflict emerges that is not covered in the general guidelines, the disinterested Managers will decide how to vote the proxy. A copy of the Fund’s proxy voting procedures is available upon request by contacting the Fund.

INVESTMENT RESTRICTIONS.

The Fund has adopted certain investment restrictions (set forth in (1) through (7) below) which cannot be changed without the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. In applying these restrictions, the Fund will aggregate its investments and transactions with those of each Investment Fund, if any, that is advised by a Subadviser. With respect to these investment restrictions, and other policies described in this Confidential Memorandum, the Fund will not look through the Investment Funds to their underlying securities unless the Investment Funds are managed by Subadvisers. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction.

(1) The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry. (This restriction does not apply to the Fund’s investments in Investment Funds).

(2) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

(3) The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements or engaging in other transactions in a manner consistent with the Fund’s investment policies.

(4) The Fund will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(5) The Fund will not purchase real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

(6) The Fund may issue senior securities to the extent permitted by applicable law.

(7) The Fund may borrow money to the extent permitted by applicable law.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company means the vote, at a duly called annual or a special meeting of the security holders of the company of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the company are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the company, whichever is less.

CONFLICTS OF INTEREST.

GM ACCOUNTS

General Motors and its affiliates (collectively, the “GM Affiliates”), including the Adviser, carry on substantial investment activities for their own accounts and for other investment funds and accounts including those of the GM Affiliates’ employee benefit plans (collectively, the “GM Accounts”). The Fund has no interest in these activities. Certain employees of the Adviser engaged in the management of the Fund may also be employees of a GM Affiliate in addition to the Adviser and consequently may be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and such other activities. The Adviser and its officers and employees will devote as much time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Adviser or another GM Affiliate may determine that an investment opportunity is appropriate for itself or a GM Account, but the Adviser may determine that it is not appropriate for the Fund. Situations also may arise in which GM Accounts make investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or made available to, the Fund. In addition, to the extent permitted by the 1940 Act, the Fund may invest alongside GM Accounts. The investment activities of the GM Affiliates and GM Accounts may disadvantage the Fund in certain situations, if among other reasons, such activities limit the Fund’s ability to invest in or dispose of a particular investment.

The GM Accounts and GM Affiliates may have an interest in an account managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different from those applicable to the Fund.

The GM Accounts, GM Affiliates and their respective officers, directors, partners, members or employees may have business relationships with the issuers of securities that are held by the Investment Funds or by the Fund. They may also own the securities of these issuers or hold a seat on the board of directors of an issuer. Conflicts of interest may also arise in connection with investment in the Fund by GM Affiliates or by GM Accounts managed by the Adviser or another GM Affiliate. Such conflicts could arise, for example, with respect to the timing, structuring or terms of such investments or the disposition thereof.

INVESTMENT MANAGERS

An Investment Manager will not necessarily consider participation by the Fund or the relevant Investment Fund in all appropriate investment opportunities that are under consideration for investment by the Investment Manager for one or more accounts or entities managed by such Investment Managers or its affiliates (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the “Investment Manager Accounts”) that pursue similar investment programs. In addition, there may be circumstances under which an Investment Manager will cause its Investment Manager Accounts to commit a larger or smaller percentage of their respective assets to an investment opportunity than the percentage which the Investment Manager will commit of the Fund’s or the relevant Investment Fund’s assets. As a result of these and other factors, the investment activities of the Fund or an Investment Fund, on the one hand, and Investment Manager Accounts, on the other, may differ considerably from time to time. In addition, the fees and expenses of an Investment Fund may differ from those of the Investment Manager Accounts and the Fund. Accordingly, prospective Members should note that the future performance of an Investment Manager’s Investment Fund and its Investment Manager Accounts will vary.

When an Investment Manager determines that it would be appropriate for the Fund or its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, the Investment Manager’s decisions regarding the aggregation, placement and allocation of orders may be subjective, and the Fund or any Investment Fund may not participate, or participate to the same extent, as the Investment Manager Accounts in all trades.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the Investment Manager Accounts. Such situations may be based on, among other things (i) legal restrictions on the combined size of positions that may be taken for the Fund, the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Fund’s or an Investment Fund’s position and (ii) the difficulty of liquidating an investment for the Fund, an Investment Fund and the Investment

Manager Accounts where the market cannot absorb the sale of the combined positions. In addition, a Subadviser may be legally restricted under the 1940 Act from entering into certain joint transactions in which the Fund or an Investment Fund it has organized participates with affiliates of the Subadviser, including its Investment Manager Accounts, without first obtaining exemptive relief from the SEC.

Each Investment Manager and its principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of an Investment Manager that are the same, different, or made at a different time than positions taken for the Fund.

An Investment Manager and its affiliates may under certain circumstances buy securities or other property from, or sell securities or other property to, the Investment Fund it manages and an Investment Fund may effect principal transactions in securities with one or more Investment Manager Accounts. These transactions could be made in circumstances where the Investment Manager has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Other investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

The Company, the Adviser and their respective directors, officers and employees may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Company and the Adviser that are the same, different, or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, both the Company and the Adviser have advised that they have adopted a separate code of ethics (collectively, the “Codes of Ethics”), in each case in compliance with Section 17(j) of the 1940 Act, that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

GM Affiliates will not knowingly purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may engage in transactions with accounts that are affiliated with the Company solely because they are advised by a GM Affiliate or because they have common officers, directors or managing members. These transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and a GM Account to sell, or the Fund to sell and a GM Account to purchase, the same security or instrument on the same day. All such purchases and sales will be made pursuant to procedures adopted by the Company pursuant to Rule 17a-7 under the 1940 Act. Affiliated broker-dealers of General Motors may act as broker for the Fund or the Investment Funds in effecting securities transactions.

BROKERAGE.

Securities transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded in over-the-counter markets but the prices of those securities include undisclosed commissions or mark-ups. On many foreign stock exchanges, commissions are fixed.

While the Adviser generally considers the brokerage selection process of an Investment Manager as a factor in determining whether to invest in its Investment Fund or to place assets with it in a managed account, the Adviser does not directly select brokers or dealers for Fund or Investment Fund transactions. Rather, each Investment Manager is directly responsible for placing orders for the execution of securities transactions and the allocation of brokerage for the Investment Fund or account it manages. Generally, the Adviser expects that an Investment Manager, in selecting brokers and dealers to effect transactions on behalf of its Investment Fund or managed account, will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution, operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities.

Each Investment Manager (including Subadvisers) generally describes the brokerage practices followed in offering materials or organizational documents or in agreements with the Fund. There can be no guarantee or assurance that an Investment Manager (including a Subadviser) will adhere to its stated brokerage selection process or policies for securities transactions. In addition, some Investment Managers may have policies that permit the selection of brokers on a basis other than that outlined in this Confidential Memorandum and may receive products and/or services other than those referred to below, including those benefiting the Investment Manager rather than its Investment Fund or the Fund.

An Investment Manager (including a Subadviser) may place brokerage orders with brokers that provide the Investment Manager and its affiliates with a variety of services and information, including (i) supplemental research, market and statistical information, advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities and (ii) analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Investment Manager or its affiliates may use these services and information to provide services to clients other than an Investment Fund or managed account of the Fund. Similarly, the Investment Manager may use services and/or information received as a result of other client securities transactions in providing services to an Investment Fund or managed account of the Fund. In many cases, the Investment Manager will not necessarily pay the lowest commissions available on securities transactions.

ADMINISTRATOR.

The Fund has retained the Administrator to provide certain administrative and investor services to the Fund. Under the terms of an administration, accounting and investor services agreement entered into between the Fund and the Administrator (the “Administration

Agreement”), the Administrator is responsible, directly or through its agents for, among other things (i) maintaining a list of Members and generally performing actions related to the issuance, repurchase and transfer of Interests, if any, (ii) computing and disseminating the net asset value of the Fund in accordance with the Company Agreement, (iii) preparing for review the annual financial statements of the Fund, as well as quarterly reports regarding the Fund’s performance and net asset value; (iv) assisting with regulatory compliance, the coordination of Board of Managers meetings and other regulatory administration matters; and (v) performing additional administration, accounting and investor services necessary in connection with the administration of the Fund. The Administrator may retain third parties, including its affiliates or those of the Adviser, to perform some or all of these services.

The Administrator is paid a monthly administration fee (the “Administration Fee”) that is not expected to exceed .04% (on an annualized basis) of the Fund’s average net assets, subject to a monthly minimum Administration Fee of $14,583. For the Fund’s fiscal year ended March 31, 2005, the Administrator earned total fees of $573,654 from the Fund. The Administration Fee and other fees under the Administration Agreement may be renegotiated from time to time by the parties. The Administration Agreement may be terminated at any time by either of the parties upon not less than 60 days’ written notice.

The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Fund or to Members for any and all liabilities or expenses except those arising out of the gross negligence, willful misconduct or a failure to act in good faith on the part of the Administrator. In addition, under the Administration Agreement, the Fund will indemnify the Administrator from and against any and all liabilities and expenses whatsoever arising out of actions of the Fund (or its affiliates) that constitute gross negligence or willful misconduct except to the extent that such liability and expense is caused by the Administrator’s own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Administration Agreement.

ALLOCATION OF ANNUAL EXCESS INVESTMENT CAPACITY.

In allocating the Fund’s annual investment capacity when the Fund is oversubscribed, the Fund allocates eighty percent of such capacity to existing shareholders on a pro rata basis and twenty percent to new investors. This allocation policy is designed to balance existing shareholders’ interests in expanding their capital investments in the Fund with the Fund’s need to create a stable capital base and to insulate itself from regulatory issues that could emerge if the employee benefit plans of one employer constituted its sole shareholder.

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS.

NO RIGHT OF REDEMPTION

No Member or other person holding an Interest will have the right to require the Fund to redeem that Interest. There is no public market for Interests and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund as described below.

REPURCHASES OF INTERESTS

The Board of Managers may, from time to time and in its sole discretion, determine to cause the Fund to repurchase Interests from Members pursuant to written tenders by Members at such times and on such terms and conditions (including the amount of Interests to be repurchased, which may be less than all of the outstanding Interests) as it may determine. If the Board of Managers determines to limit the total amount of Interests subject to a repurchase offer, and the total amount of Interests tendered by Members for repurchase exceeds such amount, the Interests will be redeemed on a pro rata basis. In determining whether the Fund should offer to repurchase Interests from Members, the Board of Managers will consider the recommendation of the Adviser. THE ADVISER EXPECTS THAT GENERALLY IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE FUND OFFER TO REPURCHASE INTERESTS FROM MEMBERS TWICE EACH YEAR, EFFECTIVE ON THE LAST BUSINESS DAY OF JUNE AND DECEMBER. The Fund has not made any repurchase offers since its inception. The Board of Managers will also consider the following factors, among others, in making a determination to effect such an offer:

•	whether any Members have requested the opportunity to tender Interests or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Investment Funds and/or disposing of assets managed by Subadvisers);

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Interests;

•	the availability of information as to the value of the Fund’s interests in Investment Funds and managed accounts; and

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs.

If the Board of Managers determines that the Fund should offer to repurchase Interests from Members, the Fund will do so pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Fund and to all Members or to one or more classes of Members, as applicable. The value of a Member’s Interest that is being repurchased is equal to the value as of the Valuation Date (as defined below) of the Member’s capital account attributable to such Interest, after giving effect to all allocations that are made as of such date. If the interval between date of purchase of any Interest and the Valuation Date with respect to the repurchase of such Interest is less than one year then such repurchase will be subject to a 4% redemption fee payable to the Fund except to the extent waived or reduced by the Fund. In determining whether the repurchase of Interests is subject to a redemption fee, the Fund will seek to redeem those amounts held the longest first. When the Board of Managers determines that the Fund shall repurchase Interests, notice will be provided to Members describing the terms thereof, containing certain information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Interests during the period that a repurchase offer is open may ascertain the net asset value of their Interests by contacting the Adviser during the period.

There can be no assurance that the Adviser will recommend to the Board of Managers that the Fund offer to repurchase Interests from Members at any time or from time to time or that the Board of Managers will act in accordance with this recommendation. However, the Company Agreement provides that the Fund shall be dissolved if more than 2 1/4 years elapse between the Expiration Date (as defined below) with respect to a Member’s binding offer of tender to the Fund of all of such Member’s Interests and the Valuation Date with respect to the repurchase by the Fund of the last of such Member’s Interests. A Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable 2 1/4 -year period.

Repurchases of Interests from Members by the Fund may be made in the discretion of the Fund and may be paid (i) in cash (ii) by the distribution of securities in-kind or (iii) partly in cash and partly in-kind. Under certain circumstances, the Fund may pay Members for repurchased Interests with the securities of Investment Funds or securities held in a managed account or by the Fund directly. However, the Fund does not expect to distribute securities in-kind except in the event that the Board of Managers determines that making a cash payment could result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests from Members. Any in-kind distribution of securities will be valued in accordance with the Company Agreement and will be distributed to all tendering Members on a proportional basis. The ability of the Fund to make in-kind distributions of securities may be limited by restrictions imposed by the Investment Funds or managed accounts, including any restrictions as to the types of investors qualified to hold interests in Investment Funds. In addition, a Member’s ability to liquidate any securities distributed in-kind may be restricted by resale limitations imposed by the Investment Funds, or by the issuers of securities in the case of in-kind distributions of securities of issuers managed by Subadvisers.

Due to liquidity restraints associated with the Fund’s investments in Investment Funds and managed accounts and the fact that the Fund may have to effect withdrawals from those funds or accounts to pay for Interests being repurchased, the Fund presently expects to employ the following repurchase procedures.

In the event the Fund tenders to repurchase Interests, the Fund will deliver a notice (the “Repurchase Notice”) to each Member describing the terms of the tender offer. A Member choosing to tender an Interest for repurchase is asked to provide a written non-binding notification to the Fund (the “Notification”) by the date specified in the Repurchase Notice, which generally will be 60 calendar days before the date on which Interests are to be repurchased (the “Valuation Date”), provided that the Notification shall become a binding offer of tender if not withdrawn by the Member by written notice to the Fund received by it on or before the Expiration Date (as defined below). The Repurchase Notice will specify the date (the “Expiration Date”) by which the Member must tender an Interest for repurchase. The Expiration Date will be no less than thirty (30), and no more than forty-five (45), calendar days before the Valuation Date. Promptly after the Expiration Date, the Fund will determine the extent, if any, to which tendered Interests will be repurchased and will so advise each tendering Member. No more than forty-five (45) days after the Valuation Date, the Fund will give to each Member whose Interest is being repurchased (i) cash or a promissory note (the “Valuation Date Note”), which will be non-interest bearing and non-transferable, in an amount equal to such percentage, as may be determined by the Fund, of the estimated unaudited net asset value of the Interest repurchased by the Fund determined as of the Valuation Date of such repurchase (which amount shall be reduced by the full amount of any redemption fee with respect to such Interest) (the “Initial Payment”) and (ii) if determined to be appropriate by the Fund or if the Initial Payment is less than one hundred percent (100%) of the estimated unaudited net asset value, an additional promissory note, which will be non-interest bearing and non-transferable, entitling the holder thereof to a contingent payment equal to the excess, if any, of (A) the net asset value of the Interest repurchased by the Fund as of the Valuation Date, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, less any applicable redemption fee over (B) the Initial Payment.

Any Valuation Date Note shall be due and payable not more than forty-five (45) days after the Valuation Date or, if the Fund has requested withdrawal of its capital from any Investment Funds or managed accounts in order to fund the repurchase of Interests, ten (10) business days after the Fund has received at least ninety percent (90%) of the aggregate amount withdrawn by the Fund from such Investment Funds and managed accounts. All repurchases of Interests shall be subject to any and all conditions as the Board of Managers may impose in its sole discretion. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member’s Capital Account or portion thereof, as applicable, as of the Valuation Date, after giving effect to all allocations to be made to such Member’s Capital Account as of such date including any applicable repurchase penalty. (See “Investment Considerations – Additional Risk Factors – Repurchase Risks”)

Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay all or any portion of the repurchase price (including payment on any Valuation Date Note or additional promissory note) by an in-kind distribution of securities valued as of the Valuation Date in accordance with the Company Agreement.

Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by SEC rules. The Fund believes that the repurchase procedures described above comply with these requirements and will administer the procedures described above in accordance with SEC rules regarding issuer repurchase offers, including the obligation of prompt delivery. However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements or otherwise is deemed appropriate by the Board of Managers, the Board of Managers will adopt revised procedures in response thereto.

Upon its acceptance of tendered Interests for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities and/or (iii) interests in Investment Funds or managed accounts that the Fund has requested be withdrawn (or any combination of the foregoing) in an amount equal to the aggregate estimated unpaid dollar amount of the Valuation Date Notes issued to Members tendering Interests.

Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses and redemption charges, and may increase the Fund’s portfolio turnover.

A Member who tenders for repurchase only a portion of such Member’s Interest will be required to maintain a capital account balance of at least $10 million. If a Member tenders an amount that would cause the Member’s capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from such Member so that the required minimum balance is maintained. Additionally, the Fund reserves the right to reduce or waive the minimum capital account balance.

The Fund may repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines in its sole discretion that:

•	an attempt has been made to transfer the Interest or a portion thereof in violation of the transfer restrictions specified herein or in the Company Agreement;

•	the Interest or a portion thereof has been transferred or the Interest or a portion thereof has vested in any person by operation of law as the result of the death, dissolution, divorce, bankruptcy or incompetency of a Member;

•	ownership of the Interest by a Member or other person may cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Interest may be harmful or injurious to the business or reputation of the Fund, the Board of Managers, the Adviser or any GM Affiliate, or may subject the Fund or any Members to an undue risk of adverse tax or other consequences;

•	any of the representations and warranties made by a Member in connection with the acquisition of an Interest was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund for the Fund to repurchase the Interest or a portion thereof.

If the Adviser or another GM Affiliate holds an Interest in its capacity as a Member, such Interest, or a portion thereof, may be tendered for repurchase in connection with any repurchase offer made by the Fund.

TRANSFERS OF INTERESTS

No person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion. Interests held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy or incompetency of a Member or (ii) under certain limited circumstances, with the written consent of the Board of Managers (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). The Board of Managers generally will not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months, (ii) the proposed transfer is to be made on the Valuation Date with respect to an offer by the Company to repurchase Interests and (iii) the transfer is (A) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities), (B) to members of the transferring Member’s immediate family (siblings, spouse, parents and children) or (C) a distribution from a qualified retirement plan or an individual retirement account, unless the Board of Managers determines in its sole discretion that the transfer could cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act and that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed subscription agreement. A Member who transfers an Interest may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer an Interest, the Board of Managers may require that the Member requesting the transfer obtain, at such Member’s expense, an opinion of counsel selected by the Board of Managers as to such matters as the Board may reasonably request.

Any transferee that acquires an Interest in the Fund by operation of law as the result of the death, divorce, bankruptcy, or incompetency of a Member or otherwise as determined by the Board of Managers in its sole discretion shall be entitled to the allocations and distributions allocable to the Interest so acquired, to transfer the Interest in accordance with the terms of the Company Agreement, and to tender the Interest for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers an Interest or portion thereof with the approval of the Board of Managers, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Interest or portion thereof is transferred is admitted to the Fund as a Member.

By subscribing for an Interest, each Member agrees to indemnify and hold harmless the Company, the Board of Managers, the Fund, the Adviser, each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

IV. INVESTMENT CONSIDERATIONS

THE FUND’S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE FUND’S OR ANY OF THE INVESTMENT FUNDS’ INVESTMENT OBJECTIVES WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, EACH INVESTMENT MANAGER’S USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS.

GENERAL

This section discusses the types of investments that generally may be made by the Investment Managers and the related risk factors with respect to such investments. The impact of a particular risk on an Investment Fund or managed account managed by an Investment Manager will, in turn, have a corresponding impact on the Fund.

Each trading strategy utilized by the Investment Managers, even one that is “market neutral” or “non-directional,” involves some, and occasionally a significant degree of, market risk. Market risk is the risk of potential adverse changes to the value of financial instruments and their derivatives because of changes in market conditions like interest and currency-rate movements and volatility in commodity or security prices. The profitability of the Investment Funds and managed accounts and, consequently, the Fund, depends, in part, upon the Investment Managers correctly assessing future price movements of securities and other financial instruments. The Fund cannot assure any Member that the Investment Managers will accurately predict these price movements.

The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which the assets of an Investment Fund or managed account may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund or managed account also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

All securities investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate based on the fluctuation in the value of the Investment Funds and managed accounts in which it invests. To the extent that the portfolio of an Investment Manager is concentrated such as in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. An Investment Manager’s use of leverage is likely to cause the value of the Investment Manager’s portfolio to appreciate or depreciate at a greater rate than if leverage were not used.

EQUITY SECURITIES

Investment Managers’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Investment Managers also may invest in depository receipts relating to foreign securities. (See “Foreign Securities”) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Investment Managers may purchase securities in private transactions and in all available securities trading markets, including initial public offerings and the aftermarket.

An Investment Manager’s investment in equity securities may include securities that are listed on securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, an Investment Manager may be required to dispose of these securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

BONDS AND OTHER FIXED-INCOME SECURITIES

Investment Managers may invest in bonds and other fixed-income securities. Investment Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes or to maintain liquidity.

Fixed-income securities include, among other securities (i) bonds, notes and debentures issued by corporations, (ii) debt securities issued or guaranteed by the U.S. Government, one of its agencies or instrumentalities (“U.S. Government Securities”) or a foreign government, (iii) municipal securities and (iv) mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer, and general market liquidity (i.e., market risk).

Investment Managers may invest in both investment grade and non-investment grade debt securities, including those of companies that are experiencing significant financial or business difficulties (“distressed securities”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization

(“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality. Non-investment grade debt securities (sometimes called “junk bonds”) are securities that have received a rating from a NRSRO below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories or which are unrated may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher-grade debt securities.

An investment in distressed securities involves substantial risks. Any one or all of the companies in which an Investment Fund or managed account may invest may be unsuccessful or may not show any return for a considerable period of time. In any reorganization or liquidation proceeding relating to a portfolio company, the Investment Fund or managed account may lose its entire investment or may be required to accept cash or securities with a value below the Investment Fund’s or managed account’s original investment. Under these circumstances, the return generated from the investment may not adequately compensate the Fund for the risks assumed.

FOREIGN SECURITIES

Investment Managers may invest in securities of foreign issuers and in depositary receipts or shares (of both a sponsored and non-sponsored nature), such as American Depositary Receipts, American Depositary Shares, Global Depositary Receipts or Global Depositary Shares, that represent indirect interests in securities of foreign issuers. Sponsored depositary receipts are typically created jointly by a foreign private issuer and a depositary. Non-sponsored depositary receipts are created without the active participation of the foreign private issuer of the deposited securities. As a result, non-sponsored depositary receipts may be viewed as riskier than depositary receipts of a sponsored nature. Foreign securities in which Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of an Investment Fund or managed account between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due and may require that the conditions for payment be renegotiated. Investing in foreign securities also involves higher brokerage and custodian expenses than does investing in domestic securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. For example, a decline in the exchange rate would reduce the value of certain of an Investment Fund’s or a managed account’s foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, an Investment Fund or managed account may incur costs in connection with conversion between various currencies.

The foregoing risks may be greater in emerging industrialized and less developed countries. Risks particularly relevant to emerging markets may include higher dependence on exports and the corresponding importance of international trade, greater risk of inflation, greater controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of government involvement in and control over the economies, governmental decisions to cease support of economic reform programs or to impose centrally planned economies, and less developed corporate laws regarding fiduciary duties of officers and directors and protection of investors. Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies. However, these markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Investment Managers have experienced substantial, and in some instances extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.

FOREIGN CURRENCY TRANSACTIONS

An Investment Manager may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving an Investment Fund’s or managed account’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Manager for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Manager anticipates purchasing or selling a foreign security. This technique would allow the Investment Manager to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of existing holdings of foreign securities. There may, however, be imperfect correlation between an Investment Manager’s foreign securities holdings and the forward contracts entered into with respect to those holdings. There is no requirement that Investment Managers hedge all or any portion of an Investment Fund’s or managed account’s exposure to foreign currency risks, and there can be no assurance that hedging techniques will be successful if used. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund’s or managed account’s investment objective, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund’s or managed account’s investment portfolio.

Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Investment Fund or managed account agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Fund or managed account contracted to receive in the exchange. An Investment Manager’s success in these transactions may depend in part on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

NON-DIVERSIFIED STATUS

Because the Fund is a “non-diversified” investment company, there are no limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer (except registered investment companies). Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer.

LEVERAGE

Some or all of the Investment Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, known as “leverage,” is a speculative investment technique and involves certain risks. The Fund may also borrow money, including for temporary or emergency purposes or in connection with the repurchase of Interests. Such borrowing may result in greater fluctuation in the Fund’s net asset value until the borrowing is repaid.

Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. (See “Reverse Repurchase Agreements”)

Although leverage will increase investment return if an Investment Fund or managed account earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Investment Fund or managed account fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage can therefore magnify the volatility of changes in the value of an investment. If an equity or debt instrument declines in value, the Investment Fund or managed account holding such instrument could be subject to a “margin call” or “collateral call,” pursuant to which such Investment Fund or managed account must either deposit additional collateral for the benefit of the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund’s or managed account’s assets, the Investment

Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit, which, in either case, would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires, with certain exceptions, that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that, subject to these exceptions, the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Investment Funds not managed by Subadvisers and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds, and the volatility of the value of Interests may be great.

To obtain “leveraged” market exposure in certain investments and to increase overall returns, an Investment Manager may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

Some or all of the Investment Managers may attempt to limit an Investment Fund’s or managed account’s exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. In addition, the Investment Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Investment Fund or managed account may “short” a security of a company if, in the Investment Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth or is likely to decline in price or underperform a security in which the Investment Manager has a long position.

To affect a short sale, the Investment Manager will borrow a security from a brokerage firm or other permissible financial intermediary to make delivery to the buyer. The Investment Fund or managed account is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on an Investment Fund’s or managed account’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position and, thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

An Investment Fund or managed account may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If a Subadviser makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. Accordingly, the segregation of a large portion of the Investment Fund’s or managed account’s assets to collateralize or “cover” its short positions could impede portfolio management or the Investment Fund’s or managed account’s ability to meet redemption requests or other current obligations, including margin calls, without liquidating short positions. An Investment Fund or managed account will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box. If the Investment Fund or managed account is required to liquidate short positions to meet redemption requests, this may result in additional costs to the Investment Fund or managed account and may lower the Investment Fund’s or managed account’s performance.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of a security by an Investment Fund or managed account to a bank or securities dealer and the Investment Fund’s or managed account’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund or managed account. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund’s or managed account’s investment portfolio.

MONEY MARKET INSTRUMENTS

Each Investment Manager may invest, for defensive purposes or otherwise, some or all of an Investment Fund’s or managed account’s assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of offering proceeds and thereafter, from time to time, the Fund also may so invest its assets or hold cash or cash equivalents.

PURCHASING INITIAL PUBLIC OFFERINGS

An Investment Manager may purchase securities of companies in initial public offerings (including “hot issues”) or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund or a managed account to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business that may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Investment Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Investment Funds and managed accounts against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Investment Fund’s or managed account’s investment objective. These strategies may be executed through derivative transactions. The instruments the Investment Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques may be speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Some or all of the Investment Managers may invest in, or enter into transactions relating to, derivatives (“Derivatives”). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk of an investment portfolio or change the character of the risk to which an investment portfolio is exposed, in much the same way as the Investment Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on an Investment Fund’s or managed account’s performance.

If an Investment Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund’s or managed account’s return or result in a loss. An Investment Fund or managed account also could experience losses if Derivatives are poorly correlated with its other investments, or if an Investment Manager is unable to liquidate its position because of an illiquid secondary market or an insolvent or otherwise defaulting counterparty. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for Derivatives.

Certain types of Derivatives in which an Investment Manager or managed account may invest are described below.

Options and Futures. The Investment Managers may utilize options and futures contracts. They also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Investment Fund’s or managed account’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Managers also may include options on baskets of specific securities.

The Investment Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time before the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time before the expiration of the option. A covered call option is a call option with respect to which an Investment Fund or managed account owns the underlying security. The sale of such an option exposes an Investment Fund or managed account during the term of the option to possible loss of the opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund’s or managed account’s books or with the Investment Fund’s or managed account’s custodian to fulfill the obligation undertaken. The sale of such an option exposes an Investment Fund or managed account during the term of the option to a decline in price of the underlying security while depriving the Investment Fund or managed account of the opportunity to invest the segregated assets.

An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Investment Fund or managed account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Investment Manager would ordinarily make a similar “closing sale transaction,” which involves liquidating the Investment Fund’s or managed account’s position by selling the option previously purchased although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

When the Fund makes an indirect investment in an Investment Fund by investing in a structured note, swap or other contract intended to pay a return approximating the total return of such Investment Fund, such investment by the Fund may be subject to the additional regulations that may be applicable to these types of specialized instruments.

An Investment Fund’s or managed account’s use of Derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) could cause the Fund to be a commodity pool, which would require that the Fund comply with certain rules of the CFTC. However, the Fund intends to conduct its operations in a manner that does not require regulation as a commodity pool. In this regard, the Fund’s pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Investment Funds and managed accounts and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, may not exceed 5% of the liquidation value of the Fund’s assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund intends to monitor use of futures and related options by Investment Funds and managed accounts to help assure compliance with this limitation. If applicable CFTC rules change, such percentage limitations may change or different conditions may be applied to the Fund’s use of certain Derivatives.

The Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists, and an investor may look only to the broker for performance of the contract. In addition, any trading profits an Investment Manager might realize could be eliminated by adverse changes in the exchange rate or an Investment Fund or managed account could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Investment Funds or managed accounts that could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds or managed accounts to substantial losses.

Successful use of futures also is subject to the Investment Manager’s ability to predict movements in the direction of the relevant market correctly and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations or published positions of the SEC, a Subadviser may be required to segregate permissible liquid assets, in an amount generally equal to the value of the underlying commodity, in connection with its commodities transactions, and in an amount generally equal to the entire value of the underlying security, in connection with its futures transactions. The segregation of such assets will have the effect of limiting the Subadviser’s ability to invest those assets.

Some or all of the Investment Managers may purchase and sell stock index futures contracts for the Investment Funds or managed accounts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount — established by an exchange or board of trade — times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written.

Some or all of the Investment Managers may purchase and sell interest rate futures contracts for the Investment Funds or managed accounts. An interest rate future obligates an Investment Fund or managed account to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Investment Managers may purchase and sell currency futures. A currency future obligates an Investment Fund or managed account to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indices. Some or all of the Investment Managers may purchase and sell for the Investment Funds and managed accounts call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Investment Manager of options on stock indices will depend in part on the Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities, and these instruments cease to have value if they are not exercised before their expiration dates.

Swap Agreements. Some or all of the Investment Managers may enter into equity, interest rate, and index and currency rate swap agreements on behalf of the Investment Funds and managed accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund or managed account had invested directly in the asset that yielded the desired return, or for other permissible purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

An Investment Fund or managed account may purchase cash-settled options on swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premiums paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Most swap agreements entered into by an Investment Fund or managed account would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s or managed account’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund or managed account is contractually obligated to make. If the other party to a swap defaults, an Investment Fund’s or managed account’s risk of loss consists of the net amount of payments that the Investment Fund or managed account contractually is entitled to receive.

The Fund may be able to achieve investment returns equivalent to those achieved by an investment adviser in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, by entering into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other Derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other Derivatives used in the above manner is unclear. Swap agreements and Derivatives used in this manner may be treated as a “constructive ownership of the referenced property” which may result in a portion of any long-term capital gain being treated as ordinary income. (See “Tax Aspects & ERISA Considerations—Tax Aspects—Tax Treatment of Fund Investments”)

LENDING PORTFOLIO SECURITIES

Some or all of the Investment Funds or managed accounts may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of an Investment Fund’s or managed account’s total assets and, in respect of such transactions, the Investment Fund or managed account will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund or managed account might experience loss if the institution with which the Investment Fund or managed account has engaged in a portfolio loan transaction breaches its agreement.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

Investment Managers may purchase securities on behalf of Investment Funds or managed accounts on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund or managed account to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund or managed account. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund or managed account disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, if effected by a Subadviser, will be subject to the Fund’s limitation on indebtedness unless, at the time the transaction is entered into, the Fund has established and maintains a segregated account consisting of cash and/or liquid securities equal to the value of the when-issued or forward commitment securities. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund or managed account may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

Although it is anticipated that most Investment Funds and managed accounts will invest primarily in publicly traded securities, they generally may invest a portion of the value of their total assets in restricted securities and other illiquid investments. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Where registration is required to sell a security, an Investment Fund or managed account may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions develop, an Investment Fund or managed account might obtain a less favorable price than prevailed when it decided to sell. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, the Fund’s interests in unregistered Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund’s ability to liquidate an interest and withdraw from an Investment Fund is limited and certain Investment Funds impose lock-up periods, during which time no redemptions or withdrawals may be made, or assess fees for withdrawals. The illiquidity of these Investment Fund interests may adversely affect the Fund were it to have to sell or redeem interests at an inopportune time.

COUNTERPARTY CREDIT RISK

Many of the markets in which the Investment Funds and managed accounts effect their transactions are “over-the-counter” or interdealer markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Investment Fund or managed account invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, it may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Investment Funds and managed accounts to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Fund.

ADDITIONAL RISK FACTORS.

PERFORMANCE-BASED FEES

Each Investment Manager generally will be eligible to receive performance-based fees, expected to range from 15% to 25% of net profits. The potential for performance-based fees may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based fee. Also, to the extent that performance-based fees are calculated on a basis that includes realized and unrealized appreciation of assets, such fees will be greater than if they were based solely on realized gains. Moreover, each Investment Manager will receive any performance-based fees to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager with positive performance may receive such compensation even if the Fund’s overall returns are negative.

TAX CONSIDERATIONS

Counsel to the Company has rendered an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes and that, under a “facts and circumstances” test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a “publicly traded partnership” taxable as a corporation. If it were determined that the Fund should be treated as an association or publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Company or otherwise, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. (See “Tax Aspects & ERISA Considerations—Tax Aspects—Tax Treatment of Fund Operations—Classification of the Company”)

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. A Member subject to federal income tax will be required each year nonetheless to pay applicable U.S. federal and state income taxes on its share of the Fund’s taxable income, and will have to pay applicable taxes from other sources. The amount and timing of any distributions will be determined in the sole discretion of the Board of Managers. See “Tax Aspects & ERISA Considerations—Tax Aspects” for a summary of certain significant U.S. federal income and other tax consequences that are relevant to an investment in the Fund.

In the case of a Member that is an individual, trust or estate subject to federal income tax, such Member’s share of the Fund’s investment expenses, including asset-based fees at the Fund level as well as any at the Investment Fund level which are deemed to flow through to the

Members for federal income tax purposes, may be subject to certain limitations on deductibility for Federal income tax purposes and may be completely disallowed for purposes of determining such Member’s alternative minimum tax liability.

LACK OF OPERATING HISTORY

While the Fund intends to invest primarily with Investment Managers that have demonstrated expertise in one or more investment strategies, certain Investment Managers may have short operating histories.

LIQUIDITY RISKS

Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest for a number of years. (See “Redemptions, Repurchases of Interests and Transfers”)

Some of the Investment Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called “side pockets,” sub-funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Were the Fund to seek to liquidate its investment in an Investment Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund fully liquidated its interest in the Investment Fund, the value of its investment would fluctuate.

REPURCHASE RISKS

With respect to any future repurchase offer, Members tendering Interests for repurchase must do so by the Expiration Date with respect to such offer, which Date will be no less than 30 calendar days before the Valuation Date on which such Interests are valued by the Fund. Members that elect to tender Interests for repurchase will not know the price at which such Interests will be repurchased until the Valuation Date which is at least 30 calendar days after the Expiration Date. It is possible that during the time period between the Expiration Date and the Valuation Date general economic and market conditions, or specific events, affecting one or more Investment Funds or managed accounts could cause a decline in the value of the Interests. (See “Redemptions, Repurchases of Interests and Transfers”)

AVAILABILITY OF INVESTMENT OPPORTUNITIES

The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Moreover, identification of attractive investment opportunities by Investment Managers is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Investment Manager, an Investment Fund or managed account may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment Funds sponsored, managed or advised by the Adviser or its affiliates may seek investment opportunities similar to those the Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund.

CONTROL POSITIONS

Investment Funds or managed accounts may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. If those liabilities were to arise, the investing Investment Funds or managed accounts likely would suffer losses on their investments.

INADEQUATE RETURN

No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

POSSIBLE EXCLUSION OF A MEMBER BASED ON CERTAIN DETRIMENTAL EFFECTS

As noted under “Redemptions, Repurchases of Interests and Transfers—Repurchases of Interest,” the Fund may cause a Member or any person acquiring an Interest from or through a Member to resell the Interest held by such Member or other person to the Fund under certain circumstances. The effect thereof may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

The Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies such as mutual funds. For example, the 1940 Act imposes restrictions on registered investment companies including limitations on transactions with affiliates, independence requirements for the board of directors, and approval by the board of directors (and the independent members of the board of directors) of certain agreements. The 1940 Act also imposes requirements with respect to the capital structure of investment companies and the purchase and sale of their securities. Finally, the 1940 Act requires that registered investment companies disclose, file and keep current certain information about the company, including financial statements, portfolio holdings and certain policies of the company. In general, the Adviser will receive audited information from each Investment Fund at least once per year. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser and may involve risks under some market conditions that are not anticipated by the Adviser. For information about an Investment Fund’s or managed account’s performance, net asset value and portfolio composition, the Adviser will be dependent on information provided by the Investment Manager that, if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective and to value the Fund’s interests accurately.

For the Fund to complete its tax reporting requirements and to provide an audited annual and any unaudited interim reports to Members, it must receive information on a timely basis from the Investment Managers. An Investment Manager’s delay in providing this information could delay the Company’s preparation of tax information for investors, which might require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Fund’s annual and interim reports.

An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Investment Managers. By investing in the Investment Funds and managed accounts indirectly through the Fund, an investor bears a pro rata portion of the expenses of the Fund and also indirectly bears a pro rata portion of the asset-based fees, performance-based fees and other expenses borne by the Fund as an investor in Investment Funds or in connection with the managed accounts. Thus, investors in the Fund may be subject to multiple layers of fees and other expenses, one at the Fund level and another at the Investment Fund and/or managed account level.

Each Investment Manager will receive any performance-based fees to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager with positive performance may receive such compensation even if the Fund’s overall returns are negative. Investment Managers make investment decisions for the Investment Funds and managed accounts independently of each other. As a result, at any particular time, one Investment Fund or managed account may be purchasing shares of an issuer whose shares are being sold by another Investment Fund or managed account. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

Because the Fund may make additional investments in or withdrawals from Investment Funds or managed accounts only at certain times pursuant to limitations set forth in the governing documents, the Fund may from time to time invest some of its assets in money market or other short-term instruments and may be limited in its ability to timely withdraw from an Investment Fund or managed account or to raise cash to meet the Fund’s needs.

Investment Funds may be permitted to distribute securities and other assets in-kind to investors, including the Fund. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive assets that are illiquid or difficult to value. While the Adviser would seek to dispose of these assets in a reasonable manner, it may be restricted from or delayed in doing so. Moreover, the Fund may be subject to compulsory cash or in-kind redemptions by one or more Investment Funds. In such circumstances, the Fund may receive securities and other assets that are illiquid or difficult to value.

Some Investment Funds in which the Fund may invest may be newly organized and, therefore, may have no or only limited operating histories (although the Adviser generally will select Investment Funds or Investment Managers that have had some operating or trading history). In addition, Investment Managers will have varying levels of experience and may operate in teams that are small relative to the assets under their management. The Investment Managers also may employ proprietary trading methods, policies and strategies that may deviate from the Adviser’s expectations based on its research and evaluations. Of course, past performance achieved by an Investment Manager is not necessarily indicative of future results.

Therefore, the results of any Investment Fund or managed account may differ from those of other investment vehicles or accounts operated by the Investment Manager and from results the Adviser anticipated.

If financial reports used by any Investment Fund or managed account to determine its net asset value are incomplete or inaccurate the net asset value of the Fund may be inaccurate. Although the Adviser intends to select Investment Managers that use reputable administrators and accountants, the Fund will not have control over the choice of these service providers or of custodians, brokers or counterparties made by these Investment Managers or the valuation methods and accounting rules that they may use. The Fund’s ability to assess correctly the value of its Investment Funds and managed accounts will be dependent upon the information available with respect to them and their investment operations. An Investment Fund or managed account may have to suspend temporarily the determination of its net asset value. In such event, the Fund may be unable to redeem or otherwise dispose of its interests in such Investment Fund or managed account when it otherwise would be advantageous to do so. In this event, the Fund’s ability to calculate accurately its net asset value also might be adversely affected.

Like an investment in the Fund, investments in the Investment Funds and managed accounts generally will not be liquid. For example, the governing instruments of each Investment Fund likely will have provisions similar to those of the Fund restricting both the transferability of an investor’s interest and the ability of any investor to withdraw its investment in certain circumstances. Some Investment Funds or managed accounts will not permit withdrawals at the same time as the Fund repurchases Interests. As a result, the liquidity of the Fund may be adversely affected, and the Fund may manage its investment program differently than if it were able to withdraw moneys from each Investment Fund or managed account at the same time it desires to provide liquidity to its Members.

The Fund may agree to indemnify certain of the Investment Funds and Investment Managers from various types of liability, damage, cost or expense.

Other risks associated with the Fund’s multi-manager investment approach include:

Valuation. Certain securities in which the Investment Funds or managed accounts invest may not have a readily ascertainable market price and will be valued by the Investment Funds or Subadviser, as applicable. Such a valuation will be conclusive with respect to the Fund, even though an Investment Manager may face a conflict of interest in its participation in the valuing of the securities, as their value will affect the Investment Manager’s compensation. In most cases, the Adviser will have no ability to assess the accuracy of the valuations received. In addition, the net asset values or other valuation information received by the Adviser will typically be estimates only, subject to revision through the end of each Investment Fund’s or managed account’s annual audit. Revisions to the gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the annual audit of each Investment Fund or managed account is completed.

Securities Believed to be Undervalued or Incorrectly Valued. Securities that an Investment Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Investment Manager anticipates. As a result, the Fund may lose all or substantially all of its investment in an Investment Fund or managed account in any particular instance.

Dilution. If an Investment Manager limits the amount of capital that may be contributed to an Investment Fund from the Fund, or if the Fund declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others at an inaccurate value may dilute the returns for the Fund from the Investment Fund.

Investments in Non-Voting Stock. For various reasons, the Fund may hold some or all of its interest in an Investment Fund in non-voting form. One reason for this is to avoid an Investment Fund being deemed an “affiliated person” of the Fund for purposes of the 1940 Act. Accordingly, the Fund may agree to waive irrevocably any right that the Fund may have to vote securities in amounts in excess of 4.99% of an Investment Fund’s outstanding voting securities. At present, the Fund has waived voting rights in excess of 4.99% of voting securities that it holds in connection with all the investments it has made in voting securities of Investments Funds where the Fund’s interest otherwise would be in excess of 4.99%, and it expects that it will continue to agreement to such waivers in the future as a routing matter. In several cases, at the insistence of the Investment Fund, the Fund has waived all of its voting rights in voting securities of an Investment Fund in which it has invested.

The general policy to waive voting rights has been reviewed by the Board of Managers. The waiver of the Fund’s voting rights does not facilitate investments in an Investment Fund by the Adviser or other clients of the Adviser, either as a practical or a legal matter, and is not intended to confer any benefit on such entities. Interests in a particular Investment Fund, even without voting rights, are selected based on the investment merits of those interests consistent with the fiduciary duties of both the Adviser and the Board of Managers, and generally reflect the judgment of the Adviser that such investments are an attractive and appropriate opportunity for the Fund for any number of reasons, including because of the expertise or reputation of the manager of the Investment Fund, the performance record of the Investment Fund, consistency of the Investment Fund with the investment needs or strategy of the Fund, and withdrawal or other rights that may afford substantial protections to the Fund in lieu of voting rights.

To the extent the Fund holds non-voting securities of an Investment Fund or contractually foregoes its right to vote securities of an Investment Fund, it will not be able to vote to the full extent of its economic interest on matters that require the approval of the investors in the Investment Fund (including items such as liquidation of the Investment Fund, etc.). This restriction could diminish the influence of the Fund in an Investment Fund and adversely affect its investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on Members. Moreover, there is a risk that a Court or securities regulators could disregard the statutory definition of “affiliated person”, and still treat the Investment Fund as an affiliated person of the Fund for purposes of the 1940 Act.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Interests are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Confidential Memorandum and the Company Agreement and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Confidential Memorandum.

V. TAX ASPECTS & ERISA CONSIDERATIONS

TAX ASPECTS.

The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund nor, except as noted below, has it obtained an opinion of counsel with respect to any of those matters.

The summary of the U.S. federal income tax treatment of the Fund set out below is based upon the Internal Revenue Code of 1986, as amended (the “Code”), judicial decisions, Treasury Regulations (the “Regulations”) and rulings in effect on the date of this Confidential Memorandum, all of which are subject to change possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. Nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies. Each prospective Member should consult with his, her or its own tax advisor in order fully to understand the U.S. federal, state, local and non-U.S. income tax consequences of an investment in the Fund.

Tax Treatment of the Fund’s Operations

Classification of the Fund. The Company has received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, to the effect that based on the Code and the Regulations, as in effect on the date of the opinion, as well as under relevant authority interpreting the Code and the Regulations, and certain representations of the Fund, the Fund will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation. The Company also received an opinion from such firm to the effect that, based upon, among other things, the restrictions on transferability of the Interests in the Fund, the limitations on any right to have the Interests repurchased by the Fund at the request of the Member, and the anticipated operations and certain representations of the Fund, the Interests will not be readily tradable on a secondary market (or the substantial equivalent of such a market) and, therefore, the Fund will not be treated as a “publicly traded partnership” taxable as a corporation.

The opinions of counsel received by the Company are not binding on the IRS or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge to the opinions by the IRS, changes in the Code or the Regulations or judicial interpretations of the Code and/or the Regulations, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of that income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund. The balance of the discussion below is based on the assumption that the Fund will be treated as a partnership for U.S. federal income tax purposes. Unless otherwise indicated, references in the discussion to the tax consequences of the Fund’s investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in an Investment Fund.

As an entity taxed as a partnership, the Fund will not itself be subject to U.S. federal income tax. The Fund will file an annual partnership information return with the IRS that reports the results of its operations. Each Member will be required to report separately on its income tax return its distributive share of the Fund’s net long-term capital gain or loss, net short-term capital gain or loss, and all other items of ordinary income or loss. Each Member will be taxed on its distributive share of the Fund’s taxable income and gain regardless of whether the Member has received or will receive a distribution from the Fund.

Allocation of Profits and Losses. Under the Company Agreement, the Fund’s net capital appreciation or net capital depreciation for each accounting period of the Fund is allocated among the Members and to their capital accounts without regard to the amount of income or loss recognized by the Fund for U.S. federal income tax purposes. The Company Agreement provides that items of income, deduction, gain, loss or credit recognized by the Fund for each taxable year generally are to be allocated for income tax purposes among the Members pursuant to the Regulations, based upon amounts of the Fund’s net capital appreciation or net capital depreciation allocated to each Member’s capital account for the current and prior taxable years.

Under the Company Agreement, the Board of Managers has the discretion to allocate specially an amount of the Fund’s capital gain (including short-term capital gain) and ordinary income, or capital loss and ordinary loss, for U.S. federal income tax purposes to a withdrawing Member to the extent that the Member’s capital account exceeds his, hers or its U.S. federal income tax basis in his, her or its Interest, or such Member’s U.S. federal income tax basis exceeds his, her or its capital account. No assurance can be given that, if the Board of Managers makes such a special allocation, the IRS will accept the allocation. If the allocation were successfully challenged by the IRS, the Fund’s gains or losses allocable to the remaining Members could be increased or decreased.

Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) if a partnership election has been made under Section 754 of the Code. Under the Company Agreement, at the request of a Member, the Board of Managers, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the consent of the IRS. The effect of any such election may depend upon whether any Investment Fund also makes such an election.

As a result of the complexity and added expense of the tax accounting required to implement an election, the Board of Managers currently does not intend to make such an election.

The Board of Managers decides how to report the partnership items on the Fund’s tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. In light of the uncertainty and complexity of certain applicable U.S. tax laws, the IRS may not agree with the manner in which the Fund’s items have been reported. In the event the income tax returns of the Fund are audited by the IRS, the tax treatment of the Fund’s income and deductions generally will be determined at the Fund level in a single proceeding rather than by individual audits of the Members. A Member designated by the Board of Managers will be the Fund’s “Tax Matters Partner” and in that capacity will have the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members’ tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Member

A Member receiving a cash liquidating distribution from the Fund, in connection with a complete or partial withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by the Member and the Member’s adjusted tax basis in his, her or its Interest. The capital gain or loss will be short-term or long-term, depending upon the Member’s holding period for his, her or its Interest. A withdrawing Member will, however, recognize ordinary income to the extent the Member’s allocable share of the Fund’s “unrealized receivables” exceeds the Member’s basis in the unrealized receivables (as determined under the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds the Member’s adjusted tax basis in his, her or its Interest (except that the Member could recognize ordinary income nevertheless with respect to a reduction in its share of “unrealized receivables”).

See “Tax Treatment of the Fund’s Operations — Allocation of Profits and Losses” above with regard to the discretion of the Board of Managers to allocate an amount of the Fund’s capital gain (including short-term capital gain) and ordinary income, or capital loss and ordinary loss, for U.S. federal income tax purposes to a withdrawing Member.

Distributions of Property

A partner’s receipt of a distribution of property from a partnership is generally not taxable, except that a distribution consisting of marketable securities generally is recharacterized as a distribution of cash (rather than property) unless the distributing partnership is an “investment partnership” and the recipient is an “eligible partner” within the meaning of the Code. The Board of Managers will determine at the appropriate time whether the Fund qualifies as an “investment partnership”. If the Fund qualifies, and if a Member is an “eligible partner,” which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

In General. The Fund expects that it and the Investment Funds will act as a trader or investor, and not as a dealer, with respect to their securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts, whereas a dealer is a person who purchases securities for resale to customers rather than for investment or speculation.

Gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. The Fund expects that its gains and losses from its securities transactions and the gains and losses from the Investment Funds typically will be capital gains and capital losses.

These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund or an Investment Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.

However, special rules apply to the characterization of capital gain realized with respect to certain regulated futures contracts, non-U.S. currency forward contracts, and certain options contracts that qualify as (or qualify for treatment as) “Section 1256 Contracts,” which are described below. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to certain non-U.S. regulated contracts and options contracts may serve to alter the manner in which the Fund’s or an Investment Fund’s holding period for a security is determined or may otherwise affect the characterization as short term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, these straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund or the Investment Funds. The special rules described in this paragraph (and further described in the remainder of this “In General” subsection and in “Currency Fluctuations,” “Section 1256 Contracts,” “Mixed Straddle Election” and “Short Sales” below) generally will not affect the character or timing of income realized by a Member to the extent that they relate to transactions or positions within an Investment Fund that is treated as a corporation for U.S. federal income tax purposes, although any such corporation that is a foreign corporation may be subject to the special “anti-deferral” provisions of the Code described below. If such anti-deferral provisions apply, the special timing and character rules described in this section could be relevant.

The Fund may acquire a Derivative position with respect to other Investment Funds, which may be treated as constructive ownership of the other fund. A constructive ownership transaction includes holding a long position under a notional principal contract or entering into a forward or futures contract with respect to certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets when the options have substantially equal strike prices and contemporaneous maturity dates. If the Fund has long-term capital gain from a “constructive ownership transaction”, the amount of the gain that may be treated as long-term capital gain by the Fund is limited to the amount that the Fund would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, an interest charge is imposed with respect to any amount recharacterized as ordinary income on the underpayment of tax for each year that the constructive ownership was open.

The Fund may realize ordinary income from dividends with respect to shares of stock and accruals of interest on debt obligations. The Fund or an Investment Fund may hold debt obligations with “original issue discount” in which case the Fund would be required to include amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. The Fund or an Investment Fund may also acquire debt obligations with “market discount”. Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount or its share of such market discount in the case of an obligation held by an Investment Fund that accrued during the period the debt obligation was held by the Fund or an Investment Fund. The Fund may realize ordinary income or loss with respect to its or an Investment Fund’s investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain Derivatives, such as the periodic payments from swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund or an Investment Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered “miscellaneous itemized deductions” or “investment interest” which, for a taxable noncorporate, non-managing Member may be subject to restrictions on their deductibility.

Gain recognized by the Fund or an Investment Fund from certain “conversion transactions” will be treated as ordinary income. In such a transaction, substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction. Included among conversion transactions specified in the Code and the Regulations are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell the property (or substantially identical property) at a price determined in accordance with the contract, but only if the property was acquired and the contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

Members may be treated as owning positions held by the Fund, including positions held by the Fund through different investment advisory agreements or Investment Funds. Those positions, and other positions held by a Member, may be treated as positions in a straddle as described below under “Effect of Straddle Rules on Members’ Securities Positions.”

Currency Fluctuations. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Fund or an Investment Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Fund’s or an Investment Fund’s investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. In particular, gains and losses of the Fund or an Investment Fund on the acquisition and disposition of non-U.S. currency (for example, the purchase of non-U.S. currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund or an Investment Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund or an Investment Fund collects the receivables or pays the liabilities may be treated as ordinary income or ordinary loss.

The Fund or an Investment Fund may acquire non-U.S. currency forward contracts, enter into non-U.S. currency futures contracts and acquire put and call options on non-U.S. currencies. If the Fund or an Investment Fund acquires currency futures contracts or option contracts, including those that are Section 1256 Contracts, or any currency forward contracts, however, any gain or loss realized by the Fund with respect to the instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund or an Investment Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day on which the transaction is entered) to treat the gain or loss attributable to the contract as capital gain or loss. If those conditions are met, gain or loss recognized on the contract will be treated as capital gain or loss;

if the contract is a Section 1256 Contract, Section 1256 will govern the character of any gain or loss recognized on the contract.

Section 1256 Contracts. The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain options contracts. Section 1256 Contracts held by the Fund or an Investment Fund at the end of a taxable year of the Fund or an Investment Fund will be treated for U.S. federal income tax purposes as if they were sold by the Fund or an Investment Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund’s or an Investment Fund’s obligations under the Contract), must be taken into account by the Fund in computing its taxable income for the year. If a Section 1256 Contract held by the Fund or an Investment Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on the sale will be adjusted to reflect the gain or loss previously taken into account under the mark to market rules.

Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains and losses. Gains and losses from certain non-U.S. currency transactions however, will be treated as ordinary income and losses unless certain conditions described under “Currency Fluctuations”, above, are met. These gains and losses will be taxed under the general rules described above. If an individual taxpayer incurs a net capital loss for a year, the portion of the loss, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. A loss carried back to a year by an individual may be deducted only to the extent (i) the loss does not exceed the net gain on Section 1256 Contracts for the year and (ii) the allowance of the carry back does not increase or produce a net operating loss for the year.

A “securities futures contract” is not treated as a Section 1256 contract except when it meets the definition of a “dealer securities futures contract.” A “securities futures contract” is any security future as defined in Section 3(a)(55)(A) of the Securities Exchange Act of 1934, as amended, which generally provides that a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. The Code provides that any gain or loss from the sale or exchange of a securities futures contract (other than a “dealer securities futures contract”) is considered as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates. As a result, if the underlying security would be a capital asset in the taxpayer’s hands, then gain or loss on the securities futures contract would be capital gain or loss. In general, capital gain or loss from the sale or exchange of a securities futures contract to sell property (that is, the short side of such a contract) will be treated as short-term capital gain or loss.

Any “dealer securities futures contract” is treated as a Section 1256 contract. A “dealer securities futures contract” is a securities futures contract, or an option to enter into such a contract, that (i) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (ii) is traded on a qualified board of trade or exchange.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. Under certain temporary Regulations, the Fund (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily marking to market of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations’ mixed straddle account rules is not entirely clear, so no assurance can be given that a mixed straddle account election by the Fund or the Investment Fund will be accepted by the IRS.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s or an Investment Fund’s hands. Except with respect to certain situations in which the property used to close a short sale has a long-term holding period on the date on which the short sale is entered into, gains on short sales generally will be short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund or an Investment Fund for more than one year. Certain Regulations may suspend the running of the holding period of “substantially identical property” held by the Fund or an Investment Fund.

Gain or loss on a short sale will generally not be realized until the time at which the short sale is closed. If the Fund or an Investment Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, however, the Fund or an Investment Fund generally will recognize gain on the date it acquires the property as if the short sale was closed on that date with the property. If the Fund or an Investment Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund or an Investment Fund generally will recognize gain as if the appreciated financial position was sold at its fair market value on the date the Fund or an Investment Fund enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if the position was acquired on the date of the constructive sale.

Effect of Straddle Rules on Members’ Securities Positions. The IRS may treat certain positions in securities held directly or indirectly by a Member and his, her or its indirect interest in similar securities held by the Fund or an Investment Fund as “straddles” for U.S. federal income tax purposes. The application of the “straddle” rules in such a case could affect a Member’s holding period for the securities involved and may defer the recognition of losses with respect to the securities. The Fund will not generally be in a position to furnish to Members information regarding the securities positions of Investment Funds that would permit a Member to determine whether his, her or its transactions in securities also held by Investment Funds should be treated as offsetting positions for purposes of the straddle rules.

Limitation on Deductibility of Interest and Short Sale Expenses. The Code limits the ability of noncorporate taxpayers (i.e., individuals, trusts, and estates) to deduct “investment interest,” which is interest on indebtedness, and any amount allowable as a deduction in connection with property used in a short sale, that is properly allocable to property held for investment. Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer’s “net investment income,” consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses treated as interest). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on the amount at ordinary income tax rates.

The Fund’s (or an Investment Fund’s) activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a Member’s share of the interest and short sale expenses attributable to the Fund’s (or an Investment Fund’s) operation, for such Members that are noncorporate taxpayers (a “Noncorporate Member”). In such case, a Noncorporate Member would be denied a deduction for all or part of that portion of his, her or its distributive share of the Fund’s ordinary losses attributable to interest and short sale expenses unless he, she or it had sufficient investment income from all sources including the Fund. A Member that could not deduct interest or short sale expenses currently as a result of the application of the provisions described above would be entitled to carry forward such expenses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a Noncorporate Member on money borrowed to finance his, her or its investment in the Fund. Potential investors should consult their own tax advisors with respect to the application of the investment interest limitation to their particular tax situations.

Deductibility of Fund Investment Expenditures by Noncorporate Members. Investment expenses, including, for example, investment advisory fees, of a noncorporate taxpayer are generally deductible only to the extent they exceed 2% of adjusted gross income. However, this limitation on deductibility does not apply to investment expenses that are incurred in connection with the administration of an estate or trust and that would not have been incurred if the property were not held in such estate or trust. Potential investors that are trusts or estates should consult their own tax advisors with respect to whether this exception applies to them. In addition, the Code restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2005, $145,950 or $72,975 for a married person filing a separate return) to deduct these investment expenses. Under the Code, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent the excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual’s adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, these investment expenses are miscellaneous itemized deductions that are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

Under certain temporary Regulations, the limitations on deductibility should not apply to a Noncorporate Member’s share of the trade or business expenses of the Fund. These limitations will apply, however, to a Noncorporate Member’s share of the investment expenses of the Fund (including the Management Fee, and any fee payable to an Investment Manager, to the extent these expenses are allocable to an Investment Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Fund). The Fund intends to treat its expenses attributable to an Investment Fund that it determines is engaged in trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to these limitations, although no assurance can be given that the IRS will agree with the treatment.

The consequences of the Code’s limitations on the deductibility of investment expenditures will vary depending upon the particular tax situation of each taxpayer. For that reason, Noncorporate Members should consult their tax advisors with respect to the application of these limitations to their situation.

Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a “passive activity” against certain income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Under certain temporary Regulations, income or loss from the Fund’s securities investment and trading activity generally will not constitute income or loss from a passive activity. Passive losses from other sources generally could not be deducted against a non-managing Member’s share of such income and gain from the Fund. Income or loss attributable to the Fund’s investment in a partnership engaged in a non-securities trade or business may, however, constitute passive activity income or loss.

“Phantom Income” from Fund Investments. Under various “anti-deferral” provisions of the Code (the “passive foreign investment company,” “controlled foreign corporation” and “foreign personal holding company” provisions), investments by the Fund in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Fund’s receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as long-term or short-term capital gain. For that reason, Members should consult their tax advisers with respect to the application of such reporting requirements.

For example, with regard to the Fund’s investment in any foreign corporation that is a PFIC (generally, a corporation for which either (i) 75% of its gross income is passive income, as that term is defined in the Code, or (ii) 50% or more of its assets, generally determined by average fair market value, produce or are held for the production of passive income), certain excess distributions with respect to, and gain upon the disposition of, the shares in the PFIC generally will be ratably allocated over the holding period for the shares in the PFIC. The amount allocated to the year of the distribution or disposition will be treated as ordinary income, and the amounts allocated to earlier years for which the corporation was a PFIC will be taxed at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which the income is allocated. Further, the tax on an amount allocated to an earlier year will be subject to an interest charge, which accrues from the due date of the return for that earlier year. The above rules relating to distributions and dispositions generally will not apply if (i) the relevant Investment Fund elects to treat the foreign corporation as a qualified electing fund (a “QEF election”), or (ii) the shares of the foreign corporation are “marketable stock” for which a mark-to-market election is made. If a QEF election is made, a Member generally will pay tax currently on its pro-rata share of the ordinary earnings and net capital gains of the foreign corporation (at ordinary income and capital gains rates, respectively), even if no dividends are actually paid by the foreign corporation. There is no assurance that each PFIC in which the Fund invests will provide the information necessary to permit the Fund to make a QEF election with regard to it. If the mark-to-market election is made, Members will generally account for changes in the value of the foreign corporation stock on an annual basis as ordinary income or loss. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs. Moreover, any gain on the sale or other disposition of PFIC stock with respect to which a mark-to-market election has been made will be treated as ordinary income.

In addition, such investments may cause a Member to incur certain reporting obligations to the IRS.

Non-U.S. Taxes

Certain dividends and interest directly or indirectly received by the Fund from sources outside the U.S. may be subject to non-U.S. withholding taxes. In addition, the Fund or an Investment Fund may be subject to non-U.S. capital gains taxes imposed by countries in which they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such non-U.S. taxes. The Fund cannot predict in advance the rate of non-U.S. tax it will directly or indirectly pay.

The Members will be informed by the Fund as to their proportionate share of the non-U.S. taxes paid by the Fund or an Investment Fund treated as a partnership for U.S. income tax purposes that they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes. A tax-exempt Member will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

An organization that is exempt from U.S. federal income tax is generally not subject to such tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt (subject to the discussion of “unrelated debt financed income” below) even if it is realized from securities trading activity that constitutes a trade or business.

This general exemption available to an exempt organization from U.S. federal income tax does not apply to the “unrelated business taxable income” (“UBTI”) of such an organization. Except as noted above with respect to certain categories of exempt trading activity, UBTI generally includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization’s exempt purpose or function.

UBTI includes not only trade or business income or gain as described above, but also “unrelated debt-financed income.” This latter type of income generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which “acquisition indebtedness” is incurred at any time during the taxable year and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is acquisition indebtedness at any time during the twelve-month period ending with the date of the disposition.

The Fund may incur “acquisition indebtedness” with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the IRS that indicates that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving “acquisition indebtedness” and not resulting in UBTI. Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. To the extent the Fund recognizes income in the form of dividends and interest from securities with respect to which “acquisition indebtedness” is incurred during a taxable year, the percentage of the income that will be treated as UBTI generally will be equal to the amount of the income times a fraction, the numerator of which is the “average acquisition indebtedness” incurred with respect to the securities, and the denominator of which is the “average amount of the adjusted basis” of the securities during the taxable year.

To the extent the Fund recognizes gain from securities with respect to which “acquisition indebtedness” is incurred at any time during the twelve-month period ending with the date of their disposition, the portion of the gain that will be treated as UBTI will be equal to the amount of the gain times a fraction, the numerator of which is the highest amount of the “acquisition indebtedness” with respect to the securities, and the denominator of which is the “average amount of the adjusted basis” of the securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund’s debt-financed property will be taken into account. In making such a determination, for instance, a portion of losses from debt-financed securities (determined in the manner described above for evaluating the portion of any gain that would be treated as UBTI) would offset gains treated as UBTI.

The calculation of the Fund’s “unrelated debt-financed income” will be complex and will depend on the amount of leverage used by the Fund from time to time; the amount of leverage used by non-corporate Investment Funds; and other UBTI generated by those Funds. As a result of this complexity, the Fund cannot predict the percentage of its income and gains that will be treated as UBTI for a Member that is an exempt organization. An exempt organization’s share of the income or gains of the Fund that is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless the losses are treated as attributable to an unrelated trade or business (such as, for example, losses from securities for which acquisition indebtedness is incurred).

To the extent that the Fund generates UBTI, the applicable U.S. federal tax rate for an exempt Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt Member. An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI. The Fund will report to a Member that is an exempt organization information as to the portion of its income and gains from the Fund for each year that will be treated as UBTI. The calculation of UBTI with respect to transactions entered into by the Fund is highly complex, and for that reason, no assurance can be given that the Fund’s calculation of UBTI will be accepted by the IRS.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund’s income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments that are not treated as UBTI. The possibility of realizing UBTI from its investment in the Fund generally should not, as a result, affect the tax-exempt status of an exempt organization. A charitable remainder trust will not be exempt from U.S. federal income tax under the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Fund.

Certain Matters Relating to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to U.S. federal excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

Tax-exempt organizations that are private foundations, with certain exceptions, are subject to a 2% U.S. federal excise tax on their “net investment income.” The rate of the excise tax for any taxable year may be reduced to 1% if a private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with those assets. A private foundation’s investment in the Fund would most likely be classified as a nonfunctionally related asset. A determination that an Interest in the Fund is a nonfunctionally related asset could cause cash flow problems for a prospective Member that is a private foundation as such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Interest. This requirement would, however, be less burdensome to a private foundation to the extent that the value of its Interest is not significant in relation to the value of other assets it holds.

In some instances, an investment in the Fund by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. If a private foundation (either directly or together with a “disqualified person”), for example, acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have “excess business holdings”. In such a case, the foundation may be required to divest itself of its Interest in seeking to avoid the imposition of an excise tax. The excise tax will not apply, however, if at least 95% of the gross income from the Fund is “passive” within the applicable provisions of the Code and the Regulations. The Fund believes that it will likely meet the 95% gross income test, although it can give no absolute assurance with respect to the matter and will not vary the restrictions on transfers of Interests described elsewhere in this Confidential Memorandum if such test is not met.

A substantial percentage of investments of certain “private operating foundations” may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, rules similar to those discussed above generally govern their operations.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, individual retirement accounts (“IRAs”) and Keogh plans should consult their counsel as to the U.S. tax implications of investing in the Fund.

Certain State and Local Taxation Matters

Prospective investors should consider, in addition to the U.S. federal income tax consequences described, potential state and local tax considerations in investing in the Fund. The Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction. No assurance can be given, however, that the Fund will be able to achieve this goal.

State and local laws often differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member’s distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Member is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction that will subject to tax a Member’s share of the partnership’s income from that business. A prospective Member should consult his, her or its tax advisor with respect to the availability of a credit for such tax in the jurisdiction in which the Member is a resident.

Foreign Investors

The tax treatment applicable to an investor in the Fund that is a natural person who is not a citizen or resident of the United States or a corporation, partnership, limited liability company, trust or other entity that is not organized in or under the laws of a state of the United States (each, a “foreign investor”) is complex and will vary depending upon the particular circumstances of such an investor. Each foreign investor is urged to consult with his, her or its tax advisor concerning the federal, state, local and foreign tax treatment of an investment in the Fund. In general, the U.S. tax treatment will vary depending upon whether the Fund is deemed to be engaged in a U.S. trade or business. Given the investment nature of the contemplated activities of the Fund, and the investment nature of the activities contemplated by the Investment Funds in which the Fund will invest, the Fund believes that it should not be deemed to be engaged in a U.S. trade or business.

If the Fund is not engaged in a U.S. trade or business in a tax year, a foreign investor generally would be subject to a 30% (or lower treaty rate) withholding tax with respect to his, her or its share of the Fund’s U.S. source interest, dividend and other passive income, but would be exempt from U.S. taxation on his, her or its share of capital gains (with certain exceptions for U.S. real property interests) recognized by the Fund, with respect to such tax year. Moreover, an exemption from the 30% (or lower treaty rate) withholding tax applies to interest derived from certain portfolio debt and other instruments. Any gain from the liquidation of the foreign investor’s Interest not attributable to U.S. real property interests should generally be exempt from U.S. taxation as well.

If the Fund is engaged in a U.S. trade or business in a tax year, a foreign investor would be required to file a U.S. federal income tax return and would be taxed in the United States at graduated federal income tax rates upon that portion of its net recognized income from the Fund for such year which is deemed to be “effectively connected” with such business. Investors who are non-U.S. corporations might also be subject to a “branch profits” tax on their distributive shares of the Fund’s income and gains. Additionally, the Fund would be required to pay a withholding tax on any effectively connected income that is allocable to a foreign investor. The rate of the withholding tax is the highest rate that would be applicable to such income if the foreign investor were a U.S. resident (or a U.S. corporation in the case of a corporate foreign investor). Foreign investors would be allowed a credit against U.S. tax liability for amounts so withheld on their behalf. Any gain from the liquidation of the foreign investor’s Interest may be taxable as well.

ERISA CONSIDERATIONS.

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other arrangement subject to ERISA or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (See “Tax Aspects—Unrelated Business Taxable Income” and “—Certain Matters Relating to Specific Exempt Organizations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan and whether the assets of the ERISA Plan would be sufficiently diversified. A large percentage of the Fund’s investments may be illiquid (See “Types of Investments and Related Risk Factors — Restricted and Illiquid Investments”) and Interests in the Fund itself are subject to substantial restrictions on redemptions and transfer (See “Redemptions, Repurchases of Interests and Transfers — Repurchases of Interests”). In addition, a fiduciary should consider the fact that the Fund will provide a list of the underlying Investment Funds, upon request, to the fiduciary. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Company is registered as an investment company under the 1940 Act, neither the Adviser nor any of the Investment Managers are fiduciaries within the meaning of ERISA to any ERISA Plan investing in the Fund solely by reason of an investment in the Fund and the Adviser and Investment Managers are not obligated by ERISA to treat the underlying assets of the Fund as “plan assets” for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules.

The Board of Managers will require an ERISA Plan proposing to invest in the Fund to represent (i) that both it and any fiduciaries responsible for the Plan’s investments are aware of and understand the Fund’s investment objective, policies, strategies and risks (ii) that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan, (iii) that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and (iv) that the investment is authorized by the relevant Plan documents.

ERISA and the Code prohibit certain transactions between a Plan and persons who have certain specified relationships to such Plan (“parties in interest” within the meaning of ERISA or “disqualified persons” within the meaning of the Code). Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or the Investment Managers, or with other entities that are affiliated with the Adviser or the Investment Managers. Each of the Adviser, the Investment Managers and their affiliates may be deemed to be a party in interest or disqualified person with respect to any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA Plan investors should consult with counsel to determine if an investment in the Fund is a transaction that is prohibited by ERISA or the Code. An ERISA Plan investing in the Fund will be required to make certain representations, including representations that the decision to invest in the Fund was made by a person that is independent of the Adviser, the Investment Managers and their affiliates; that such person is duly authorized to make such investment decision; and that the ERISA Plan has not relied on any individualized advice or recommendation of the Adviser, an Investment Manager or their affiliates, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Confidential Memorandum is, of necessity, general and may be affected by future publication of regulations and rulings. Potential ERISA Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

VI. ADDITIONAL INFORMATION

THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE COMPANY AGREEMENT THAT MAY NOT BE DESCRIBED ELSEWHERE IN THIS CONFIDENTIAL MEMORANDUM. THE DESCRIPTION OF SUCH ITEMS AND PROVISIONS IS NOT DEFINITIVE, AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE COMPANY AGREEMENT.

MEMBER INTERESTS.

Persons who purchase Interests in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund and, to that extent, will be Members of the Fund.

LIABILITY OF MEMBERS.

Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of such Member’s capital account balance (plus such Member’s share of any unallocated net profits and assets). However, a Member may be obligated to return to the Fund amounts distributed to the Member in certain circumstances where, after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund’s assets, or where the distribution was made to such Member in error.

DUTY OF CARE OF THE MANAGERS.

The Company Agreement provides that a Manager shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager’s services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Manager’s office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable that arise in connection with the performance of the Manager’s activities on behalf of the Fund. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member’s capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal, state or other income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT; CONFIDENTIALITY.

The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including a majority of the disinterested Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of

Members is required by the 1940 Act. However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Fund. Pursuant to the terms of the Company Agreement, Members will be prohibited from disclosing certain confidential information relating to Members or the Company, except as required by law or as consented to in writing by the Board of Managers (which consent may be withheld by the Board of Managers in its sole discretion).

POWER OF ATTORNEY.

By subscribing for an Interest, each Member will appoint each of the Managers his, her or its attorney-in-fact for purposes of filing certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company, the Fund or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

The power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substitute Member this power-of-attorney given by the transferor shall terminate.

TERM, DISSOLUTION AND LIQUIDATION.

The Company Agreement provides that the Fund shall be dissolved:

•	upon the affirmative vote of (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

•	as described above under “Redemptions, Repurchases of Interests and Transfers—Repurchases of Interests”;

•	upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund; or

•	as required by operation of law or as otherwise provided for in the Company Agreement.

The Company shall dissolve in the event that the Fund and all other funds of the Company are dissolved and the Managers either have resigned or so elect.

Upon the occurrence of any event of dissolution of the Fund or the Company, the Board of Managers shall appoint the Adviser as liquidator (or, if the Board of Managers does not so appoint the Adviser or the Adviser is unable to perform this function, a liquidator shall be selected by Members holding a majority of the total number of votes to be cast by all Members) which liquidator is charged with winding up the affairs of the Fund or the Company and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated to Members as described in “Capital Accounts and Allocations — Allocation of Net Profits and Net Losses.”

Upon the liquidation of the Fund or the Company, its net assets (after establishment by the Board of Managers of any reserves) will be distributed (i) first to satisfy the debts, liabilities and obligations of the Fund or the Company (other than debts to Members) including actual or anticipated liquidation expenses, (ii) next to repay debts owing to the Members and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board of Managers or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL.

The Board of Managers has selected Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Company. Their principal business address is located at Two World Financial Center, New York, New York 10281-1414.

Wilmer Cutler Pickering Hale and Dorr LLP, Washington, D.C., serves as legal counsel to the Company and the Adviser.

CUSTODIAN.

JPMorgan Chase Bank serves as the custodian of the assets of the Fund and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories or clearing agencies) approved by the Board of Managers in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 270 Park Avenue, New York, New York 10017.

PRIVACY NOTICE FOR INDIVIDUAL INVESTORS.

The Fund may collect or capture nonpublic information about natural person Members from the following sources:

•	Forms, such as the Fund’s subscription booklet;

•	Oral conversations with the Fund’s representatives;

•	Members’ transactions with the Fund;

•	Electronic sources such as the Adviser’s web sites or e-mails; and

•	Bank accounts used for transfers and wires.

The Fund does not disclose any nonpublic personal information about a natural person Member or former Member to non-affiliated third parties without the Member’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Fund restricts access to natural person Members’ personal and account information to those parties who need to know that information to provide products and services to such Members. The Fund also may disclose that information to unaffiliated third parties (such as a transfer agent or broker) only as permitted by law and only as needed for the Fund to provide agreed services to such Members. The Fund maintains physical, electronic and procedural safeguards to guard nonpublic personal information concerning natural person Members. The Fund will properly dispose of consumer report information (as required by and defined in Regulation S-P).

INQUIRIES.

Inquiries concerning the Fund and Interests should be directed to General Motors Investment Management Corporation, 767 Fifth Avenue, 15th Floor, New York, New York 10153 (212-418-6150).

VII. FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ending March 31, 2005 appear beginning on the following page.

The Fund’s unaudited interim financial statements for the six-month period ended September 30, 2005 incorporated by reference herein have been prepared in conformity with accounting principals generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Such adjustments are of a normal recurring nature.

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

Report of Independent Registered Public Accounting Firm

Financial Statements

For the year ended March 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Managers of

GMAM Absolute Return Strategies Fund, LLC

We have audited the accompanying statement of assets, liabilities and members’ capital, including the schedule of investments, of GMAM Absolute Return Strategy Fund I (the “Fund”), a series of GMAM Absolute Return Strategies Fund, LLC, as of March 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the three years ended March 31, 2005 and for the period from June 26, 2001 (commencement of operations) to March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund’s Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and underlying funds investment sponsors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the GMAM Absolute Return Strategy Fund I as of March 31, 2005, the results of its operations and cash flows for the year then ended the changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the three years ended March 31, 2005 and for the period from June 26, 2001 (commencement of operations) to March 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 23, 2005

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

SCHEDULE OF INVESTMENTS

MARCH 31, 2005

	Initial Acquisition Date✓	Cost	Number of Shares	Value
Investments in Investment Funds ^ # (95.68%)
Convertible Arbitrage (2.71%)
Aristeia International Limited, Class A	Mar-03	$50,000,000	99,750	$52,423,807

				52,423,807

Distressed Investment (14.08%)
Cerberus International, Ltd.	Dec-01	45,000,000	151	67,800,942
Greywolf Capital Overseas Fund, Class A Series 6	Dec-04	75,000,000	75,000	79,731,750
King Street Capital, L.P.	Jun-02	60,000,000	*	79,845,680
STYX International Fund, Ltd., Series 1	Apr-02	37,442,600	17,024	44,596,292

				271,974,664

Equity Market Neutral (3.59%)
Numeric European Long/Short Fund I L.P.	Aug-03	34,894,296	*	39,314,977
Numeric Japanese Market Neutral Offshore Fund III Ltd., Class B Series 1	Dec-02	25,000,000	250,000	30,097,650

				69,412,627

Fixed Income Arbitrage (3.16%)
The Obsidian (Offshore) Fund, Class III Master Series	Feb-04	20,000,000	18,221	22,450,258
The Obsidian (Offshore) Fund, Class IV Master Series	Sep-01	35,000,000	33,623	38,628,014

				61,078,272

Long/Short Equity (35.59%)
Alson Signature Fund Offshore Ltd., Class A Series 1	Apr-04	50,000,000	43,089	55,704,689
Artis Technology Partners Ltd., Class A Series 1	Jan-04	35,603,717	289,761	38,716,428
Artis Technology Partners Ltd., Class A Series 5	Dec-04	15,000,000	150,000	15,276,092
Artis Technology 2X Ltd., Class A Series 2	Aug-04	10,000,000	79,382	11,246,100
Artis Technology 2X Ltd., Class A Series 7	Feb-05	5,000,000	50,000	5,101,100
Black Bear Offshore Fund Limited, Class A	Jan-02	30,000,000	126,047	48,994,254
Front Point Offshore Value Discovery Fund, L.P.	May-04	80,000,000	*	85,898,590
Rosehill Japan Fund Ltd., Class A	Apr-02	15,000,000	788	19,175,209
Rosehill Japan Fund Ltd., Class C	Apr-02	25,000,000	1,291	31,414,352
Scout Capital Fund, Ltd., Class A Series 1	Dec-01	44,945,547	359,261	62,266,963
Scout Capital Fund, Ltd., Class A Series 7	Jan-05	20,000,000	118,785	20,568,351
Spring Point Institutional Partners, L.P.	Feb-03	60,000,000	*	62,523,175
Spring Point Opportunity Offshore Fund, Class A Series 2005-01-01	Jan-05	20,000,000	200,000	20,200,000
Stadia Capital Limited, Class AB Series 1	Jan-04	85,000,000	590,140	88,142,741
Tosca Fund Ltd., USD Class	Apr-02	39,189,699	265,697	48,499,358
Zaxis Offshore Limited, Class A1	Nov-01	45,000,000	36,901	50,595,641
Zaxis Offshore Limited, Class A47	May-04	25,000,000	25,000	23,831,500

				688,154,543

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

SCHEDULE OF INVESTMENTS

MARCH 31, 2005 (continued)

	Initial Acquisition Date✓	Cost	Number of Shares	Value
Merger Arbitrage (1.09%)
CNH MA I Ltd., Class C Series Initial	Nov-01	$20,054,405	199	$21,043,701

				21,043,701

Multi-Strategy (35.46%)
AQR Absolute Return Offshore Fund Ltd., Class A Series Initial 4	Aug-03	40,000,000	298	43,254,067
BBT Overseas Partners, L.P.	Sep-01	40,174,938	41,032	48,818,428
Castlerigg International Limited, Class Aa Series 1	Nov-03	60,000,000	255,073	69,193,593
Deephaven Market Neutral Fund Ltd., Class A2 Series N-05/2004	May-04	75,000,000	75,156	78,093,281
Double Black Diamond Ltd., Series B - Unrestricted	Feb-04	100,000,000	515,478	103,281,176
Empyrean Capital Overseas Fund Ltd., Class A Series 1	Aug-04	50,000,000	49,971	53,003,814
Sagamore Hill Fund Ltd., Class AA Series 118	Apr-04	75,000,000	75,184	75,276,846
Shepherd Investments International Limited, Class A	Jan-02	77,733,535	29,043	91,486,179
Silverback Offshore Ltd (USD), Class A1 Series 12	Apr-04	50,000,000	50,000	46,280,926
UBS Global Equity Arbitrage Limited, Class A Series 1	Oct-01	48,441,004	30,440	51,827,959
UBS Global Equity Arbitrage Limited, Class A Series 29	Jun-04	25,000,000	25,000	25,130,750

				685,647,019

Total Investments in Investment Funds ^ # (cost - $1,648,479,741)				1,849,734,633

Investment in Money Market Fund (2.19%)
JP Morgan Prime Money Market Fund	Oct-01	42,385,911	42,385,911	42,385,911

Total Investments (cost - $1,690,865,652)				1,892,120,544

OTHER ASSETS, LESS LIABILITIES (2.13%)				41,197,936

MEMBERS’ CAPITAL (100%)				$1,933,318,480

# -	Non–income producing securities.

* -	Security is a partnership that does not issue shares.

^ -	Securities are issued in private placement transactions and as such are restricted as to resale. Total cost and value of restricted securities as of March 31, 2005 was $1,648,479,741 and $1,849,734,633, respectively.

✓	Initial acquisition dates are unaudited by Deloitte & Touche LLP.

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS’ CAPITAL

MARCH 31, 2005

ASSETS
Investments (cost - $1,690,865,652)	$1,892,120,544
Receivable from investments in Investment Funds	46,510,590

Total assets	1,938,631,134

LIABILITIES
Management fees payable	4,826,765
Accounting & administration fees payable	228,546
Other accrued expenses	257,343

Total liabilities	5,312,654

MEMBERS’ CAPITAL	$1,933,318,480

MEMBERS’ CAPITAL:
Represented by:
Capital	$1,732,063,588
Accumulated net unrealized appreciation on investments	201,254,892

MEMBERS’ CAPITAL	$1,933,318,480

See Accompanying Notes to Financial Statements

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2005

INVESTMENT INCOME:
Dividends	$310,248

Total investment income	310,248

EXPENSES:
Management fees	16,975,876
Accounting and administration fees	573,654
Professional fees	380,600
Board of Managers’ fees	75,111
Interest expense	6,167
Miscellaneous expenses	175,747

Total expenses	18,187,155

NET INVESTMENT LOSS	(17,876,907)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS IN INVESTMENT FUNDS
Net realized loss on investments in Investment Funds	(2,275,620)
Net change in unrealized appreciation on investments in Investment Funds	96,641,943

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS IN INVESTMENT FUNDS	94,366,323

NET INCREASE IN MEMBERS’ CAPITAL DERIVED FROM INVESTMENT OPERATIONS	$76,489,416

See Accompanying Notes to Financial Statements

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

STATEMENTS OF CHANGES IN MEMBERS’ CAPITAL

	For the Year Ended March 31, 2005	For the Year Ended March 31, 2004
MEMBERS’ CAPITAL, BEGINNING OF YEAR	$1,144,829,064	$609,999,464
Capital contributions	712,000,000	450,000,000
Capital withdrawals	—	—
Net investment loss	(17,876,907)	(8,758,649)
Net realized (loss)/gain on investments in Investment Funds	(2,275,620)	3,232,800
Net change in unrealized appreciation on investments in Investment Funds	96,641,943	90,355,449

MEMBERS’ CAPITAL, END OF YEAR	$1,933,318,480	$1,144,829,064

See Accompanying Notes to Financial Statements

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED MARCH 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members’ Capital derived from investment operations	$76,489,416
Adjustments to reconcile net increase in members’ capital derived from investment operations to net cash used in operating activities:
Purchase of investments in Investment Funds	(760,000,000)
Proceeds from disposition of investments in Investment Funds	147,853,045
Net realized loss on investments in Investment Funds	2,275,620
Net unrealized appreciation on investments in Investment Funds	(96,641,943)
Purchase of investment in Money Market Fund-net	(35,718,767)
Increase in receivable from investments in Investment Funds	(46,510,590)
Increase in management fees payable	94,339
Increase in accounting and administration fees payable	71,261
Increase in other accrued expenses	87,619

Net cash used in operating activities	(712,000,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	712,000,000
Capital withdrawals	—

Net cash provided by financing activities	712,000,000

NET CHANGE IN CASH AND CASH EQUIVALENTS	—
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	—

CASH AND CASH EQUIVALENTS AT END OF YEAR	$—

See Accompanying Notes to Financial Statements

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2005

1.	ORGANIZATION

GMAM Absolute Return Strategies Fund, LLC (the “Company”) was organized as a Delaware limited liability company on June 13, 2001. In November, 2002, the Company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The interests in the Company are not registered under the Securities Act of 1933, as amended. The Company is organized to offer one or more series of membership interests (each a “Fund” and collectively the “Funds”). The Managers (as defined below) on behalf of the Company may create one or more Funds (and one or more classes of equity membership and/or debt interests in any Fund or Funds) at any time without the approval of the persons who have purchased interests in any Fund (“Members”). Each Fund will have such relative rights, powers and duties, and invest in such securities and other instruments and assets, as the Managers shall deem proper, including rights, powers and duties senior or subordinate to other Funds.

The Company has created GMAM Absolute Return Strategy Fund I, a series of the Company (“Fund I”) which commenced operations on June 26, 2001. The investment advisor for Fund I is General Motors Investment Management Corporation (the “Advisor”), an indirect wholly owned subsidiary of General Motors Corporation (“General Motors”). The Advisor acts as Fund I’s investment advisor and manages the investment activities of Fund I.

Fund I seeks to achieve its objectives through the allocation of capital among selected investment managers (the “Portfolio Managers”) or the investment funds that they manage (“Investment Funds”). Fund I primarily invests in Investment Funds and Fund I currently does not have any separate account arrangements with Portfolio Managers. Responsibility for the overall management and supervision of the operations of the Company is vested in the persons or entities (“Managers”) that serve as the Board of Managers of the Company (“Board of Managers”).

2.	SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation – Investments in Investment Funds - Fund I values its investments in Investment Funds at fair value, which is provided by the Portfolio Managers or the Investment Funds. Under procedures established by the Board of Managers, the Advisor conducts periodic reviews of the valuation methodology used by each Portfolio Manager or Investment Fund to ascertain that they utilize readily available market values and otherwise follow fair value procedures that the Advisor reasonably believes are consistent with those set forth in its own valuation policies and procedures in determining its net asset value. The valuations provided by the Portfolio Managers and the Investment Funds have been determined pursuant to the valuation policies of the respective Portfolio Manager or Investment Funds’ management. If the Advisor determines that the most recent value reported by the Portfolio Manager or Investment Fund does not represent fair value or if the Portfolio Manager or the Investment Fund fails to report a value to the Fund, a fair value determination is made under procedures established by and under the general supervision of the Board of Managers.

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2005

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Transactions and Related Investment Income - Investment transactions are recorded on a trade date basis. Dividend income and distributions from Underlying Funds are recorded on ex-date.

Net realized gains or losses are recognized when Fund I redeems or partially redeems its interest in an investment. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Net Asset Valuation - Fund I’s net asset value is determined as of the close of business on the last day of each month and on certain other days as determined by the Board of Managers (the “Valuation Date”). All valuations are net of expenses, including accrued management fees and performance fees or allocations payable to the Portfolio Managers.

Fund Expenses - Fund I bears all of its operating expenses other than those specifically required to be borne by the Advisor or another party pursuant to the Investment Advisory Agreement or another agreement with the Company. The Advisor is entitled to reimbursement from Fund I for any expenses that it pays on behalf of Fund I.

Income Taxes - Fund I is treated as a partnership for federal, state and local income tax purposes, and, as such, taxes are the responsibility of the individual members. Therefore, no provision for the payment of federal, state or local income taxes has been made.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Estimates and assumptions, by their nature, are based on judgments and available information. Actual results could differ from these estimates and assumptions.

Reclassifications - Certain prior year amounts have been reclassified to conform with current year presentation.

3.	ALLOCATION OF PROFITS AND EXPENDITURES

As of the last day of each fiscal period, the net profit or net loss for the fiscal period for Fund I shall be allocated among and credited to or debited against the capital accounts of the Members in accordance with their respective investment percentages in Fund I for such fiscal period. Except as otherwise provided for in the Company’s Amended and Restated Limited Liability Company Agreement (the “Agreement”), any expenditures payable by a Fund, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2005

rise to such payments. These charges shall be debited to the capital accounts of such Members as of the close of the fiscal period during which any such items were paid or accrued by such Fund.

4.	RELATED PARTY TRANSACTIONS

The Advisor serves as a fiduciary to First Plaza Group Trust, which owns approximately 86.15% of Fund I as of March 31, 2005. First Plaza Group Trust is a group trust representing various employee benefit plans, including plans of General Motors and its affiliates and/or former affiliates. The Advisor also serves as a fiduciary to each of the other Members of Fund I as of March 31, 2005.

Management Fees - The Advisor is currently paid a fee, calculated monthly and payable quarterly, of 1% per annum based on Fund I’s net assets. The Advisor may, in its discretion or as required by applicable law, reimburse or offset the fees incurred by a Member that has a separate advisory or other fiduciary relationship with the Advisor or its affiliates. Prior to Fund I’s registration under the 1940 Act, the Advisor was paid an advisory fee by Fund I equal to actual expenses (including allocated salaries and certain items of overhead) incurred by the Advisor while advising and providing administrative services to Fund I.

The Investment Funds pay asset-based management fees to the Portfolio Managers ranging from 1.00% to 2.00% annually of the net assets of the Investment Funds. Additionally, the Portfolio Managers generally receive incentive fees or incentive allocations of generally up to 20% of the Investments Funds’ net profits. These management and incentive fees (as well as other expenses of the Investment Funds) are accounted for in the valuations of the Investment Funds (which are reported in these financial statements net of such fees) and are not included in management fees on the statement of operations.

Board of Managers Fees - Each member of the Board of Managers who is not an “interested person” of the Company, as defined in the 1940 Act, receives an annual retainer of $20,000 plus a fee of $5,000 for each board meeting attended in person or $2,500 for each board meeting attended telephonically. Currently, one Manager is an “interested person” of the Company. The Company reimburses those Managers who are not “interested persons” for all reasonable out-of-pocket expenses incurred by them in performing their duties.

5.	ADMINISTRATIVE SERVICES

PFPC Inc. serves as Administrative, Accounting and Investor Servicing Agent to Fund I and in that capacity provides certain administrative, accounting, record keeping, tax and investor related services. PFPC Inc. receives a monthly fee primarily based upon the average net assets of Fund I, subject to minimum monthly fees.

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2005

6.	SECURITIES TRANSACTIONS

Total purchases and sales of investments in Investment Funds by Fund I for the year ended March 31, 2005 amounted to $760,000,000 and $147,853,045, respectively.

The cost of investments in Investment Funds for Federal income tax purposes is adjusted for items of taxable income allocated to Fund I from the Investment Funds. The allocated taxable income has not been provided to Fund I for all of the Investment Funds as of March 31, 2005. Each Member of Fund I as of March 31, 2005 is organized and created as a tax-exempt trust under Section 501(a) of the Internal Revenue Code.

7.	CREDIT, LIQUIDITY AND MARKET RISK

An investment in Fund I involves certain risks, including the risk that the entire amount invested may be lost. Investments in Investment Funds may be restricted from early redemptions or subject to fees for early redemptions as part of contractual obligations agreed to by the Advisor on behalf of Fund I. Investment Funds generally require advance notice of an investor’s intent to redeem its interest and may, depending on the Investment Fund’s governing agreements, deny or delay a redemption request.

Fund I may maintain cash in bank deposit accounts which, at times, may exceed federally insured limits. Fund I has not to date experienced any losses in such accounts.

8.	REPURCHASE OF COMPANY INTERESTS

No Member will have the right to require Fund I or the Company to redeem such Member’s interest in Fund I. There is no public market for interests in Fund I and none is expected to develop. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of interests as described below.

The Board of Managers may, from time to time and in its sole discretion, determine to cause Fund I to repurchase interests or portions of interests in Fund I from Members pursuant to written tenders by Members as and to the extent provided for in the Agreement.

9.	UNDERLYING FUNDS

As of March 31, 2005, the value of Fund I’s investment in Double Black Diamond Ltd. constituted more than 5% of Fund I’s net assets.

The investment strategy of Double Black Diamond Ltd. is to identify and exploit inefficiencies in the global securities markets using a market neutral approach. Fund I holds Series B shares of Double Black Diamond Ltd., which generally cannot be redeemed for 36 months from the initial acquisition date without incurring an early redemption charge. Thereafter, shares may generally be redeemed as of the end of any calendar quarter.

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2005 (concluded)

10.	FINANCIAL HIGHLIGHTS

The following represents the ratios to average net assets and other supplemental information for the following periods:

	Year Ended March 31, 2005	Year Ended March 31, 2004		Year Ended March 31, 2003	Period from June 26, 2001 (Commencement of Operations) to March 31, 2002
Total Return (1)	4.43%	11.64%		(0.48)%	3.08%
Members’ capital, end of period (000)	$1,933,318	$1,144,829		$609,999	$582,821
Portfolio Turnover	9%	7	% (4)	48%	0%
Annualized ratios to Average Members’ capital: (3)

Operating expenses (excluding dividend expense) before reimbursement of management fee to Fund I	1.07%	1.12%		0.73%	0.96	%(2)
Dividend expense	0.00%	0.05%		0.03%	0.00%
Reimbursement of management fee to Fund I	0.00%	0.00%		0.00%	(0.30	)%(2)
Net expenses	1.07%	1.17%		0.76%	0.66	%(2)
Net investment loss	(1.06)%	(1.12)%		(0.70)%	(0.60	)%(2)

(1)	Total return assumes a purchase of an interest in Fund I on the first day and a sale of the interest on the last day of the period noted. Total returns for a period of less than a full year are not annualized. Returns are geometrically linked based on capital cash flow dates during the reporting period.

(2)	The ratios of expenses and net investment loss are annualized.

(3)	Average Members’ capital is measured using the weighted average Members’ capital at each cash flow date.

(4)	Does not include transfer of separate account assets to Numeric European Long/Short Fund I L.P.

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Board of Managers and officers of the Company is set forth below.

Name, Age, Address, Position with the Company and Length of Time Served	Principal Occupation During the Past Five Years	Number of Affiliated Funds Overseen by Manager	Other Directorships Held
BOARD OF MANAGERS

Nancy C. Everett*, 51, New York, NY Manager, President, and Chief Executive Officer Since March 2, 2006	President & CEO of General Motors Investment Management Corporation (“GMIMCo”) (1/2006 - Present) and CIO of GMIMCo (2005 – Present); CIO of Virginia Retirement System (until 2005)	None	Emerging Markets Growth Fund, Inc.

Charles A. Hurty, 62, Darien, CT Manager, Since November 25, 2002	Independent Consultant (2001 – Present); Partner, KPMG (until 2001)	None	Citigroup Alternative Investments Multi- Advisor Hedge Fund Portfolios, LLC; CSFB Alternative Capital Funds, LLC (15 registrants)

Robert E. Shultz, 66, Wilton, CT Manager, Since November 25, 2002	Partner, TSW Associates (1997 – Present)	None	Vestaur Securities, Inc.; LIM Asia Arbitrage Fund

* - Manager who is an “interested person” of the Company, as defined in the 1940 Act.

OFFICERS

Lori V. O’Shaughnessy, 34, Boston, MA Secretary, Since November 25, 2002	Director and Attorney, PFPC Inc. (2002 - Present); Associate Counsel, Investors Bank & Trust Co. (2001 - 2002); Senior Regulatory Administrator, PFPC Inc. (1998 - 2001)	N/A	N/A

Patricia M. McDonald, 59, New York, NY Assistant Secretary, Since November 25, 2002	Vice President and Secretary, GMIMCo (1999 – Present)	N/A	N/A

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

FUND MANAGEMENT (UNAUDITED) (continued)

Information pertaining to the officers of the Company is continued below.

Name, Age, Address, Position with the Company and Length of Time Served	Principal Occupation During the Past Five Years	Number of Affiliated Funds Overseen by Manager	Other Directorships Held
David Hartman, 41, New York, NY Assistant Secretary, Since November 25, 2002	Vice President & General Counsel, GMIMCo (2005 - Present); Staff Attorney, GMIMCo (2001 – 2005); Vice President, Zurich Scudder Investments (2000 - 2001)	N/A	N/A

Merryl Hoffman, 44, New York, NY Assistant Secretary, Since November 21, 2005	Staff Attorney, GMIMCo (2002 – Present); Vice President & Senior Counsel, Oppenheimer- Funds, Inc. (until 2002)	N/A	N/A

Michael E. Klehm, 50, New York, NY Treasurer & Principal Financial Officer, Since September 30, 2004

Senior Vice President & Chief Financial Officer, GMIMCo, (2004-Present);

Chief Operating Officer (2001-2004);

Chief Operating Officer, Chief Financial Officer & Treasurer (2000-2001);

Chief Operating Officer

(1999 – 2000)

		N/A	N/A

Mary A. Mullin, 52 New York, NY Chief Compliance Officer, Since November 21, 2005

Chief Compliance Officer,

GMIMCo (2005 – Present);

Compliance Executive, Asset Management Group, Bank of America (2002-2005);

Managing Director, Compliance, Deutsche Asset Management Americas, Deutsche Bank (1999 – 2002)

		N/A	N/A

GMAM Absolute Return Strategy Fund I

(A Series of GMAM Absolute Return Strategies Fund, LLC)

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that Fund I uses to determine how to vote proxies relating to portfolio securities was included in Fund I’s Form N-CSR filed on June 10, 2004 and its record of actual proxy votes cast is available in Fund I’s Form N-PX filed on July 20, 2005, both of which are available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov. These are found on the site under “Search for Company Filings” and then “Companies & Other Filers” and may also be obtained at no additional charge by calling collect 302-791-2595.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

Fund I files a complete portfolio schedule with the SEC within 60 days after the end of the first and third fiscal quarters on Form N-Q, beginning with the quarter ending December 31, 2004. The Form N-Q is available at www.sec.gov (by conducting a “Search for Company Filings”) and may be obtained at no additional charge by calling collect 302-791-2595.

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ADDITIONAL INFORMATION REGARDING PERFORMANCE

The Fund’s initial investment was made on July 1, 2001. It was in an Investment Fund that, like the Fund, pursues its investment objectives through a fund-of-funds investment approach. From July 1, 2001 through September 4, 2001, this Investment Fund constituted the Fund’s sole investment. After making investments in twelve additional Investment Funds not structured as funds-of-funds, on February 1, 2002, the Fund made a second investment in an Investment Fund structured as a fund-of funds. Both of these funds-of-funds were removed from the Fund’s portfolio on September 30, 2002.

For the period from the commencement of the Fund’s investment operations (July 1, 2001) through September 30, 2002, the Fund’s fund-of-funds investments constituted a significant portion of the Fund’s investment portfolio. Accordingly, these investments contributed significantly to the Fund’s total return for this period. Had these Investment Funds not been in the Fund’s portfolio, the Fund’s total return for the period would have been materially different.

PART C

Item 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

	(a)	Audited financial statements with respect to the Fund for the fiscal year ended March 31, 2005 are included under “Financial Statements” in the preceding part of this Registration statement.

	(b)	Unaudited interim financial statements with respect to the Fund for the six months ended September 30, 2005 incorporated by reference to the Company’s Semi-Annual Report to Members filed on Form N-CSR with the SEC on February 24, 2005.

(2)	Exhibits (lettered to correspond to applicable Form N-2 item 25 requirements):

	(a)	(1)	Certificate of Formation of the Company dated June 13, 2001 incorporated by reference to the Company’s initial registration statement on Form N-2 filed on November 27, 2002.

		(2)	Certificate of Correction of Certificate of Formation of the Company dated June 19, 2001 incorporated by reference to the Company’s initial registration statement on Form N-2 filed on November 27, 2002.

		(3)	Certificate of Amendment to Certificate of Formation of the Company dated November 21, 2002 incorporated by reference to the Company’s initial registration statement on Form N-2 filed on November 27, 2002.

		(4)	Amended and Restated Limited Liability Company Agreement of the Company dated as of November 22, 2002 incorporated by reference to the Company’s initial registration statement on Form N-2 filed on November 27, 2002.

		(5)	Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement dated as of July 28, 2003 incorporated by reference to Amendment 2 to the Company’s registration statement on Form N-2 filed on September 3, 2003.

	(g)	(1)	Investment Advisory Agreement dated as of November 25, 2002 between the Company and General Motors Investment Management Corporation (the “GMIMCo Agreement”) incorporated by reference to the Company’s initial registration statement on Form N-2 filed on November 27, 2002.

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(j)	Custodian Agreement dated as of November 25, 2002 between the Company and JPMorgan Chase Bank incorporated by reference to the Company’s initial registration statement on Form N-2 filed on November 27, 2002.

(k)	Amended and Restated Administration, Accounting and Investor Services Agreement dated as of November 25, 2002 between the Company and PFPC Inc. incorporated by reference to the Company’s initial registration statement on Form N-2 filed on November 27, 2002.

(n)	(1)	Tax opinion of Wilmer, Cutler & Pickering incorporated by reference to Amendment 2 to the Company’s registration statement on Form N-2 filed on September 3, 2003.

(r)	(1)	Code of Ethics of the Fund dated March 2, 2005, filed herewith.

	(2)	Code of Ethics of General Motors Investment Management Corporation dated January 4, 2005, amended March 31, 2005, filed herewith.

Item 26.	MARKETING ARRANGEMENTS

Not applicable

Item 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Not applicable

Item 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The Company may be deemed to be controlled by General Motors Investment Management Corporation (a Delaware corporation), its investment adviser, and by First Plaza Group Trust (“FPGT”), which as of January 31, 2006 owned 79.29% of the interests in the Company. All of the assets of FPGT are owned by the General Motors Hourly-Rate Employees Pension Trust and the General Motors Salaried Employees Pension Trust. FPGT holds passive interests in excess of 25% in a number of investments, but does not consider such interests to be controlling.

Item 29.	NUMBER OF HOLDERS OF SECURITIES

Title of Class	Number of Record Holders (as of January 31, 2006)
Equity Membership Interests	4

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Item 30.	INDEMNIFICATION

Reference is made to (a) Section 3.6 of the Company’s Amended and Restated Limited Liability Company Agreement (the “Company Agreement”) filed on November 27, 2002 as Exhibit (a)(3) and (b) Section 13 of the GMIMCo Agreement filed on November 27, 2002 as Exhibit (g)(1).

The Company, in conjunction with the Adviser and the Board of Managers, maintains insurance on behalf of any person who is or was a disinterested Manager, officer, employee, or agent of the Company, against certain liabilities asserted against him or her and incurred by him or her arising out of his or her position. In no event, however, will the Company pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Company itself is not permitted to indemnify.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser or the Subadviser, and each director, executive officer, or partner of the Adviser or the Subadviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner, or trustee is set forth in either the Company’s Confidential Memorandum under “Board of Managers” or “The Adviser”, or in the Adviser’s Form ADV as filed with the SEC (SEC File No. 801-42732).

Item 32.	LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains certain required records of the Company at 400 Bellevue Parkway, Wilmington, Delaware 19809 and at 99 High Street, Boston, Massachusetts 02110. The other required books and records are maintained by the Adviser at 767 Fifth Avenue, New York, New York 10153.

Item 33.	MANAGEMENT SERVICES

Not applicable

Item 34.	UNDERTAKINGS

Not applicable

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SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York on the 15th day of March, 2006.

GMAM ABSOLUTE RETURN STRATEGIES FUND, LLC

By:	/s/ Nancy C. Everett
Name: Nancy C. Everett
Title: President

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